VANGUARD
SPECIALIZED
PORTFOLIOS


Semiannual Report - July 31, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

        We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

        But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

        They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                [PHOTO]
John C. Bogle                          John J. Brennan
Senior Chairman                        Chairman & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS .......................       1

THE MARKETS IN PERSPECTIVE ..........................       6

REPORT FROM THE ADVISERS ............................       8

PORTFOLIO PROFILES ..................................      12

PERFORMANCE SUMMARIES ...............................      20

FINANCIAL STATEMENTS ................................      23


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Led by a relatively small but powerful group of large-capitalization growth stocks, the U.S. stock market continued to post strong gains during the six months ended July 31, 1998, the first half of the fiscal year for Vanguard Specialized Portfolios.

        Various sectors of the market turned in extremely disparate results, ranging from superb for health-care stocks to poor for gold, real estate, and energy stocks. Naturally, the six-month results of the five Specialized Portfolios reflected these widely divergent performances, as reported in the adjacent table. It shows the total return (capital change plus reinvested dividends) for each portfolio and for the average competitor in its relevant fund group. The table also presents the returns of the relevant unmanaged benchmarks: for our Energy and Health Care Portfolios, the Standard & Poor's 500 Composite Stock Price Index; for our Utilities Income Portfolio, a Utilities Composite Index; for our Gold & Precious Metals Portfolio, the Salomon Smith Barney Global Gold Equity Index; and for our REIT Index Portfolio, the Morgan Stanley Real Estate Investment Trust Index.

--------------------------------------------------------------------
                                                     TOTAL RETURNS
                                                   SIX MONTHS ENDED
                                                     JULY 31, 1998
--------------------------------------------------------------------
ENERGY PORTFOLIO                                        - 5.1%
Average Natural Resources Fund                          -13.4
--------------------------------------------------------------------
HEALTH CARE PORTFOLIO                                   +17.0%
Average Health-Care Fund                                + 5.3
--------------------------------------------------------------------
S&P 500 Index                                           +15.2%
--------------------------------------------------------------------
GOLD & PRECIOUS METALS PORTFOLIO                        -16.5%
Average Gold Fund                                       -18.9
Salomon Global Gold Index                               -19.2
--------------------------------------------------------------------
UTILITIES INCOME PORTFOLIO                              + 5.1%
Average Utility Fund                                    + 7.6
Utilities  Composite Index*                             + 6.1
--------------------------------------------------------------------
REIT INDEX PORTFOLIO                                    -10.1%
Average Real Estate Fund                                - 9.1
Morgan Stanley REIT Index                               -10.3
--------------------------------------------------------------------
*Weighted 40% S&P Utilities Index, 40% S&P Telephone Index, and
 20% Lehman Utility Bond Index.

        Per-share figures for each portfolio, including net asset values, income dividends, and any capital gain distributions, are listed in the table that follows this letter.

THE FINANCIAL MARKETS IN BRIEF

For most of the six months ended July 31, 1998, optimism prevailed in U.S. financial markets. The domestic economy grew at a robust pace, yet inflation and interest rates remained stable at relatively low levels, making the United States seem somewhat insulated from severe economic problems in Asia, Russia, and several emerging markets. While those problems were strongly felt in reduced demand and lower prices for a number of commodities--including oil and precious metals--Asia's storm clouds had a silver lining for U.S. investors. Interest rates and inflation were held down by lower commodity prices and by the dollar's gains against a number of currencies, which reduced the costs of imported goods.

        Despite a tumble during the spring, stock prices advanced--especially those of large-cap growth stocks--and on July 17 the S&P 500 Index hit a record high of 1186.75. However, the stock market's focus quickly switched to how the dollar's strong rise was hurting profits of U.S. companies by reducing the value of earnings from foreign operations, by making U.S.-made products more expensive on world markets, and by making foreign-made products cheaper to American buyers. Also, the severity and durability of Asia's economic slowdown were of increasing concern. During the final two weeks of the half-year, the S&P 500 Index declined nearly -6%, and smaller stocks, as measured by the Russell 2000 Index, were off more than -9%. For the six months, the large-cap-dominated S&P 500 Index generated a fat +15.2% return, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, gained only +4.7%.

        Economic turmoil abroad helped keep U.S. interest rates low by attracting capital to the "safe haven" of dollar-denominated assets. The yield on the benchmark 30-year U.S. Treasury bond, for example, ended the period at 5.71%, 9 basis points below the 5.80% yield that prevailed on January 31. Similarly, the yield on 3-month Treasury bills declined from 5.18% on January 31 to 5.07% on July 31.

ENERGY PORTFOLIO

The Energy Portfolio's total return of -5.1% during the half-year, while far better than the -13.4% return on the average natural resources mutual fund, was some 20 percentage points behind the +15.2% gain of the S&P 500 Index. The prices of energy products--oil, natural gas, and refined petroleum products such as gasoline--fell sharply during the period. For example, the price of crude oil dropped by about $3 a barrel, or more than 15%, from the end of January to the end of July. Prices were down even more for heating oil (-25%), gasoline (-21%), and natural gas (-18%). Consequently, the stocks of oil and gas exploration companies, and of oil-services and equipment firms, fell too.

        The decline in energy prices resulted from lower-than-expected demand, partly because of the economic slowdown in Asia, and from higher-than-expected production. OPEC member nations tried to buoy the price of oil by agreeing to production cutbacks, but production did not decline as much as the agreements specified.

        Our significant edge over the average competing fund was due in part to our lower stake in energy-services stocks, whose prices tend to move more--up and down--than prices of other energy stocks in response to changing crude-oil prices. Also, our Energy Portfolio is focused entirely on the energy sector, while the typical natural resources fund has significant stakes in precious metals and mining, forestry, and other sectors hurt badly by declining commodity prices.

GOLD & PRECIOUS METALS PORTFOLIO

Bullion prices declined for gold and silver during the six months ended July 31, and share prices of mining companies did the same. The Gold & Precious Metals Portfolio declined -16.5%, measurably less severe than the decline of either the average precious metals fund (-18.9%) or our benchmark index (-19.2%).

        Gold bullion's price fell by about $16 per ounce, or 5.5%, while the price of an ounce of silver fell by more than 10%. Gold continued to suffer from market uncertainty over whether the world's central banks will sell more of their holdings of gold bullion. The U.S. dollar's rise against the Canadian, Australian, and South African currencies deepened losses for many stocks, since shares denominated in those currencies translated into fewer U.S. dollars.

        The portfolio outperformed its comparative standards mainly because we had lighter stakes in some of the more speculative, secondary mining stocks. We also benefited by having a larger weighting than many competitors in platinum-mining companies, since the price of platinum bullion fell by less than 3% during the half-year.

HEALTH CARE PORTFOLIO

The Health Care Portfolio earned +17.0% during the half-year, outdistancing both the average health-care fund, which returned +5.3%, and the S&P 500 Index, at +15.2%. Our significant weighting in large-cap pharmaceutical companies was a key reason for our impressive performance. These stocks benefited from generally strong growth in earnings and from the market's tilt toward stocks regarded as predictable engines of growth. We remind shareholders that the volatility of the health-care sector, which will not always be on the upside as in recent years, makes it important to have a long-term perspective toward investments in health-care stocks.

UTILITIES INCOME PORTFOLIO

Our Utilities Income Portfolio's +5.1% return during the six months trailed the average utility fund (+7.6%) and our Utilities Composite Index (+6.1%)--all well behind the 15.2% gain of the S&P 500 Index. Our shortfall in relation to competing funds resulted largely from our bond position, which we hold to enhance the income we earn. At approximately 15% of assets, our bond weighting is more than double that of the average utility fund. Although bonds performed quite respectably, their return was about half that provided by utility stocks.

        Our income mandate also results in an emphasis on dividend-paying stocks, which put us at a bit of a disadvantage during the half-year, when some of the utility sector's hottest performers were telecommunications stocks that provide little or no dividend income. Our largest concentration is in stocks of electric utilities, whose return trailed the returns earned in the telephone and natural gas sectors. The portfolio's yield as of July 31 was 3.7%.

REIT INDEX PORTFOLIO

After large gains during the previous 20 months, share prices of real estate investment trusts (REITs) fell during the half-year. Our REIT Index Portfolio declined -10.1%, a hair better than the -10.3% decline in its target unmanaged benchmark, the Morgan Stanley REIT Index. However, our result trailed by a percentage point that of the average real estate mutual fund, which dropped -9.1%.

        Share prices of REITs were hurt by concerns about overbuilding in some areas and about higher property prices paid by some REITs. Some investors sold REIT shares after the Federal Reserve Board, in a June letter to about 1,000 banks it supervises, noted that bank lending to REITs had risen sharply and said that this might indicate lax lending standards. In addition, supply outpaced demand somewhat as existing REITs issued additional shares and several trusts made initial public offerings of shares.

IN SUMMARY

Events during the fiscal half-year ended July 31 showed the remarkable volatility inherent in discrete sectors of the stock market. We believe that shareholders who seek exposure to these specific market segments should come with a long-term perspective and an ability and willingness to accept the inevitable wide fluctuations in returns, both in absolute terms and in relation to the broad stock market. For such investors, holdings in one or more of our Specialized Portfolios can make sense as part of well-balanced investment programs that include mainstream stock funds, bond funds, and money market funds.

A balanced program, tailored to each individual's own circumstances, is a time-tested means of "staying the course" toward your long-term investment objectives.


/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Senior Chairman                          Chairman and
                                         Chief Executive Officer

August 13, 1998








PORTFOLIO STATISTICS
------------------------------------------------------------------------------------------------------------------------------
                                           NET ASSET VALUE PER SHARE
                                       ---------------------------------      INCOME           CAPITAL           SIX MONTH
PORTFOLIO                              JAN. 31, 1998       JUL. 31, 1998     DIVIDENDS          GAINS*         TOTAL RETURN**
------------------------------------------------------------------------------------------------------------------------------
Energy                                    $22.68               $21.46          $0.02            $0.06              -5.1%
Gold & Precious Metals                      7.53                 6.27           0.02             0.00             -16.5
Health Care                                74.02                85.28           0.07             1.21             +17.0
Utilities Income                           14.97                15.30           0.29             0.15              +5.1
REIT Index                                 13.98                12.27           0.32             0.00             -10.1
------------------------------------------------------------------------------------------------------------------------------

* Includes both long-term and short-term capital gains distributions.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year in the Energy, Gold & Precious Metals, Health Care, and REIT Index portfolios.

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders of Vanguard Specialized Portfolios overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the fund pays annually by approximately $685,000 at current asset levels. Approved as follows:

                    ----------------------------------------------------------------------------------------------------------
                                                                                                                     PERCENT
                    PORTFOLIO                                  FOR             AGAINST             ABSTAIN           APPROVAL
                    ----------------------------------------------------------------------------------------------------------
                    Energy                                 26,760,725          255,595             535,593            97.1%
                    Gold & Precious Metals                 25,944,170          365,730             490,322            96.8
                    Health Care                            42,558,649          493,599             919,707            96.8
                    Utilities Income                       29,326,527          471,317             668,358            96.3
                    REIT Index                             52,035,053          375,344           1,942,598            95.7
                    ----------------------------------------------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits Vanguard Specialized Portfolios to participate in Vanguard's interfund lending program, which allows funds to lend money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

                    ----------------------------------------------------------------------------------------------------------
                                                                                                                     PERCENT
                    PORTFOLIO                                  FOR              AGAINST            ABSTAIN           APPROVAL
                    ----------------------------------------------------------------------------------------------------------
                    Energy                                 25,717,328           974,655            859,929             93.3%
                    Gold & Precious Metals                 24,337,008         1,707,524            755,690             90.8
                    Health Care                            41,021,661         1,636,880          1,313,413             93.3
                    Utilities Income                       28,397,329           988,919          1,079,954             93.2
                    REIT Index                             50,836,484         1,122,398          2,394,112             93.5
                    ----------------------------------------------------------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminated the portfolios' policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned, but wrongly focused and unnecessary in light of the portfolios' Code of Ethics and other regulatory protections against conflicts of interest on the part of the portfolios' management. Approved as follows:

                    ----------------------------------------------------------------------------------------------------------
                                                                                                                     PERCENT
                    PORTFOLIO                                  FOR              AGAINST            ABSTAIN           APPROVAL
                    ----------------------------------------------------------------------------------------------------------
                    Energy                                 25,243,555         1,219,942          1,088,415             91.6%
                    Gold & Precious Metals                 24,208,152         1,535,402          1,056,668             90.3
                    Health Care                            40,091,312         2,058,900          1,821,743             91.2
                    Utilities Income                       27,735,483         1,273,640          1,457,078             91.0
                    REIT Index                             49,678,126         1,688,829          2,986,040             91.4
                    ----------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended July 31, 1998

The U.S. financial markets turned in a generally solid performance during the six months ended July 31, 1998. Interest rates held fairly steady, so bond prices were little changed. The stock market advanced, with large-capitalization stocks gaining the most.

        The economy's rapid expansion early in 1998--when it grew at a 5.5% pace--cooled down a bit in the spring and early summer. Even so, the nation was producing 3.5% more goods and services during the April-June quarter of 1998 than during the same period a year earlier. Americans kept the economy humming by continuing to spend, or as economists say, consume. Consumption spending was 5.2% higher in the April-June quarter than a year before, and the savings rate plunged to a microscopic 0.2% in June, meaning that consumers in aggregate spent an incredible 99.8% of after-tax, or disposable, income. Their ebullience was not without foundation--unemployment hovered around 4.5% during the period; wages were rising (personal income in June was 5% higher than in June 1997); and inflation was tame (consumer prices in July were up only 1.7% from a year before).

        Consumers gave the economy more than enough momentum to offset the drag caused by Asia's economic problems, which have been unexpectedly severe and long-lasting. Asia's weakened currencies and shrinking economies have reduced U.S. exports and cut the cost of Asian imports, sending the U.S. trade deficit to record levels. However, the "Asian contagion" also has lessened the inflationary pressures in the U.S. economy.

------------------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                              PERIODS ENDED JULY 31, 1998
                                                      ------------------------------------------
                                                       6 MONTHS         1 YEAR         5 YEARS*
------------------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                                       15.2%           19.3%           22.9%
    Russell 2000 Index                                  -2.0             2.3            13.8
    MSCI EAFE Index                                     12.1             5.8             9.8
------------------------------------------------------------------------------------------------
FIXED-INCOME
    Lehman Aggregate Bond Index                          2.8%            7.9%            6.8%
    Lehman 10-Year Municipal Bond Index                  1.6             5.7             6.6
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                          2.6             5.2             5.0
------------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                                 1.0%            1.7%            2.5%
------------------------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Favorable economic conditions led to a continued rise in U.S. stock prices. Although market averages set records, the advance was not uniform. Large-cap growth stocks led the way, while small-cap stocks trailed well behind. However, sentiment seemed to change abruptly in mid-July, and stock prices tumbled during the final two weeks of the half-year. Problems that investors had shrugged off earlier in the year--such as Asia's crises and a slowing in the growth of corporate earnings--were now accorded greater weight. On balance, the large-cap-dominated S&P 500 Index earned 15.2% during the six months, far above the 4.7% return of the rest of the market (as measured by the Wilshire 4500 Index) and a remarkable 17.2 percentage points above the return of the small-cap Russell 2000 Index, which declined 2.0%. There also was a wide disparity within the S&P 500, as its growth-stock component rose 19.0%, well above the 11.1% return on its value stocks.

        The rise in large-cap stock prices occurred despite lackluster growth in corporate earnings--less than 5% for the stocks in the S&P 500. July was the 11th consecutive month in which securities analysts lowered their forecasts for corporate earnings in 1998, according to I/B/E/S International, a financial research group. It takes optimism for investors to reconcile sluggish earnings growth with record price/earnings ratios on stocks, and some of that optimism seemed to evaporate during late July.

        Technology was the market's best-performing sector during the period, with a 28% return. Other sector leaders included auto and transportation (up 24%), consumer discretionary (up 21%), and financial services (up 19%). Among the laggards were companies hurt by falling commodity prices, such as oil-services and oil-drilling firms and makers of paper, chemicals, and steel. Prices also declined for companies seen as vulnerable to the stronger dollar, including manufacturers of aircraft and construction equipment.

U.S. FIXED-INCOME MARKETS

Interest rates fluctuated within a band of roughly half a percentage point during the six months, ending the period little changed. The 2.8% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended July 31 to 7.9%, a generous 6.2% return above inflation. The yield on 30-year U.S. Treasury bonds declined by 9 basis points (0.09 percentage point) to 5.71% during the six months. Yields were slightly higher (13 basis points) on 3-year Treasury notes, while the yield on 3-month Treasury bills declined on balance by 11 basis points to 5.07%. Mild inflation kept the bond market stable despite the economy's strong growth.

        Yields rose a bit on corporate bonds and mortgage-backed securities, which therefore had slight price declines and underperformed Treasury bonds. Treasuries benefited to some degree from a "flight to quality" among some investors, whereas corporate bond prices were weighed down by a large supply of newly issued bonds. Mortgage-backed securities lagged Treasuries largely because of expectations that many homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Europe's bull market in stocks galloped upward, while stocks in Asia and most emerging markets registered significant declines in U.S. dollar terms. Overall, international markets gained 12.1% in U.S. dollars, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index.

        Europe's bourses, which as a group rose 22.3% in local currencies, rose 23.9% in U.S. dollars, thanks to a slight strengthening of most European currencies against the dollar. Stocks benefited from optimism about economic growth throughout the continent and the impending adoption by 11 countries of the euro as a single European currency. Markets were also buoyed by signs of a new corporate emphasis on increasing shareholder value.

        The mood in most Asian and emerging stock markets was decidedly downbeat as Japan--which had been counted on as the engine to propel the region's weakened economies--itself fell into recession. Japanese stocks--which rose slightly in yen but fell 11.7% in U.S.-dollar terms--were actually Asia's bright spot during the period. Declines were worse in Singapore (-16.7%), Hong Kong (-20.6%), and Malaysia (-29.6%), and the Pacific markets as a group were down -12.4%. Stock prices also tumbled for oil producers Mexico (-10.7%) and Venezuela (-38.5%). Despite gains in some eastern European countries, emerging markets on balance declined 7.5% during the half-year.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Energy Portfolio

The Energy Portfolio declined 5.1% during the six months ended July 31, 1998. The S&P 500 Index gained 15.2% during the same period, demonstrating that returns in the energy sector at times correlate poorly with those of the general market.

        The poor performance resulted from four factors. These are, in order of importance: the sharp decline in economic activity in Asia; the decision reached late in 1997 by the OPEC cartel to increase production; the unusually mild winter; and the sharp increase in Iraqi exports allowed by the United Nations. These events kept the price of oil below $15 per barrel for most of the period.

        Natural-gas prices generally were satisfactory at well over $2 per 1,000 cubic feet during the period. However, the mild winter left ample supplies in storage for next year, creating concern about future prices. The oil-services sector, which appreciated sharply last year, has subsequently suffered the largest declines within the energy sector as oil companies cut back on drilling in response to lower prices.

        Looking forward, the recent cutbacks in production by a number of oil-producing nations both inside and outside OPEC should result in a recovery of oil prices later this year. We expect that Asia's demand for energy will stabilize in the next 12 months and that, after El Nino has passed, more normal winters will recur.

        In our view, an oil price below $15 per barrel is too low to maintain production of the 75 million barrels that are consumed worldwide each day, let alone to support the investments necessary to accommodate future growth in oil demand. We believe the portfolio is well positioned for the upturn that should become visible later this year or in early 1999. Some of the hardest-hit sectors, such as independent producers and oil-services companies, are expected to show a strong recovery when this happens.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager

August 14, 1998


INVESTMENT PHILOSOPHY

Each portfolio reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

REPORT FROM M&G INVESTMENT MANAGEMENT LTD.
Gold & Precious Metals Portfolio

The half-year ended July 31, 1998, was another very difficult period for gold investing. The Gold & Precious Metals Portfolio declined by 16.5%, a better result than either the 19.2% decline in the Salomon Smith Barney Global Gold Equity Index or the 18.9% fall in the average gold fund.

        The period was dominated by fear of continued selling by central banks around the world, questions about the role of gold in the reserve policy of the new European Central Bank, and increasing concern that the economic crisis in Asia would reduce demand for gold. These factors kept the price of gold below $300 an ounce throughout most of the period, depressing the share prices of most gold equities. Even recent currency volatility and financial-market instability--events that in the past would have prompted some investors to buy gold--did not lead to a significant rise in bullion purchases.

        The bulk of the portfolio's outperformance in relation to its comparative benchmarks came from our avoidance of most stocks in the speculative end of the market, where a lack of liquidity continued to depress prices among smaller stocks. Our retreat from this sector over the past year has proven correct. During the half-year, we sold some of these stocks, including Miramar Mining, Nelson Gold, Philippine Gold, and Philex Gold, at significantly higher prices than today's. The few small-cap stocks left in the portfolio showed the extent of the sector's decline, with Atlas Corp. down 78%, Golden Star down 63%, and Lone Star Exploration down 64%.

        Our holding in physical bullion, equal to more than 7% of assets, did not fall in value as much as most gold equities, and thus aided our relative performance during the period. Stock holdings in platinum producers and diversified metals producers, including Anglo American Platinum, Impala Platinum, and Stillwater Mining, proved particularly beneficial because platinum's price didn't fall as far as gold's.

        The major negative impact on performance versus our index benchmark during the half-year was our underweighting in Barrick Gold, which fell 10%, less than the average gold stock. Although Barrick accounted for nearly 5% of our assets as the fiscal year began, it constitutes nearly 20% of most gold indexes. We also were hurt by declines in both the Australian dollar and the South African rand versus the U.S. dollar; this exaggerated the drops in our stock holdings in both countries.

        Portfolio changes during the half-year were concentrated in South Africa, where corporate restructuring led to the amalgamation of a number of our holdings into two companies: Gold Fields ADRs and Anglogold ADRs. We dramatically reduced our holding in Gold Fields after the restructuring. Other significant changes included the sale of Ashanti Goldfields ADRs and Great Central Mines and purchases of two Australian stocks, Lihir Gold and Goldfields Ltd.

        In summary, the portfolio performed a bit better than most funds during a difficult period for the entire sector. We continue to believe that the gold and precious metals group offers many attractions to the contrarian investor, especially given the high values currently seen in many equity markets.

Graham E. French, Portfolio Manager

August 14, 1998

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Health Care Portfolio

The Health Care Portfolio earned 17.0% for the six months ended July 31, 1998, a performance slightly ahead of the S&P 500 Index, which returned 15.2%. The portfolio's gain exceeded by a much-wider margin the 5.3% return on the average mutual fund in Lipper Analytical Services' health/biotechnology group.

        The amazing strength of large-capitalization companies continued in the first half of fiscal year 1999. The portfolio benefited from this trend, with strong gains from big positions in the pharmaceutical companies Warner-Lambert, Pfizer, and Pharmacia & Upjohn.

        During the period, the portfolio also benefited from corporate acquisition activity, including major gains from our holdings in DEKALB Genetics and U.S. Surgical, which are being acquired by Monsanto and Tyco, respectively.

        The portfolio's net assets burgeoned to $6.9 billion as of July 31, 1998. While large size somewhat inhibits our mobility, our strategy has always been to create a broadly diversified portfolio, fully representative of all areas of health care, with a long-term focus and low turnover. This strategy is conducive to success with substantial assets.

        In the last several reports, we have warned shareholders not to expect the exceptional returns of the past to continue; and yet, to this point, they have. Nevertheless, we still urge shareholders to be sure that their investment time horizon remains long-term.

        We believe the health-care industry is well-situated for the long term. Strong demand for care is assured by the increasing average age of the population in the developed world. Supply of innovative products with high profit margins is also assured as one of the fruits of the biotechnology revolution. However, while we regard the backdrop for the sector as quite favorable, we recommend caution because stock prices have risen so high and for so long.

Edward P. Owens, Senior Vice President and Portfolio Manager

August 14, 1998

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Utilities Income Portfolio

The Utilities Income Portfolio earned 5.1% in the six months ended July 31, 1998, slightly behind the returns of both our benchmark composite index (6.1%) and the average fund in Lipper Analytical Services' utility group (7.6%).

        Although the spread of returns from the three utility sectors was relatively narrow (natural-gas utilities, 8.1%; telephone, 7.4%; and electric, 5.2%), there was significant volatility within the three groups. Among telephone stocks, merger activity was the biggest factor in relative performance, with MCI Communications, Ameritech, and WorldCom the big winners and AT&T the poorest performer among the large companies. In the electric sector, lackluster operating performance and trading losses in the deregulated electricity-generation market heightened volatility in stock prices. Those natural-gas utilities with large investments in exploration and production or in international projects were relatively poor performers, which made stock selection particularly important. Although bonds performed better in the May-July quarter than in our first fiscal quarter, our overweighting in bonds compared with most other utility funds hurt our relative performance, since the portfolio's bond holdings earned 2.7% during the half-year while our equity holdings returned 5.6%.

        We have taken advantage of the weakness in the natural-gas sector to add to our recently acquired positions in Enron and Williams Companies, emphasizing our belief that both companies are well-positioned to be profitable leaders in the electric and gas energy-services market. We continue to like the telecommunications sector due to its high growth potential. Sprint, in particular, is experiencing rapid growth in its national rollout of digital wireless personal communications services (Sprint PCS), growth that is not fully reflected in the stock. We believe investors will focus on the wireless business after Sprint this fall converts its common stock into two separate stocks, one tracking the wireless side of its business and one tracking the rest of its business. We also expect positive earnings surprises over the next 12 to 24 months from selected names within the retail energy-services sector, including PECO Energy and Montana Power.

Mark J. Beckwith, Vice President and Portfolio Manager

August 14, 1998

PORTFOLIO PROFILE
Energy Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------
                                             ENERGY            S&P 500
-----------------------------------------------------------------------
Number of Stocks                                 65                500
Median Market Cap                             $4.6B             $52.3B
Price/Earnings Ratio                          20.0x              24.2x
Price/Book Ratio                               2.4x               4.5x
Yield                                          1.6%               1.4%
Return on Equity                              11.3%              21.7%
Earnings Growth Rate                          20.6%              16.4%
Foreign Holdings                              31.6%               1.6%
Turnover Rate                                  12%*                 --
Expense Ratio                                0.42%*                 --
Cash Reserves                                  3.3%                 --

*Annualized.

EQUITY INVESTMENT FOCUS
---------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                             ENERGY            S&P 500
----------------------------------------------------------------------
R-Squared                                      0.21               1.00
Beta                                           0.65               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------------------
Chevron Corp.                                                   3.7%
Texaco Inc.                                                     3.5
Unocal Corp.                                                    3.3
ENI SpA ADR                                                     3.2
Ashland, Inc.                                                   3.1
Amerada Hess Corp.                                              3.1
Anadarko Petroleum Corp.                                        3.0
Total SA ADR                                                    2.9
USX-Marathon Group                                              2.7
Phillips Petroleum Co.                                          2.7
----------------------------------------------------------------------
Top Ten                                                        31.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------
                                                                 JULY 31, 1997         JULY 31, 1998
                                                         ---------------------------------------------
                                                                    ENERGY                ENERGY
                                                         ---------------------------------------------
Auto & Transportation                                                0.8%                  0.4%
Energy Miscellaneous                                                 5.5                   3.9
International                                                       24.2                  31.6
Machinery--Oil Well Equipment & Services                            10.8                   9.7
Materials & Processing                                               2.4                   2.1
Offshore Drilling                                                    5.3                   1.4
Oil--Crude Producers                                                17.7                  16.2
Oil--Integrated Domestic                                            23.2                  22.8
Oil--Integrated International                                        6.9                   9.5
Other                                                                3.2                   2.4
------------------------------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.


AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.


AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.


AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.


BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.


CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.


COUNTRY DIVERSIFICATION. The percentages of a portfolio's net assets invested in securities of various countries.


DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.


DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.


DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.


EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.


EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).


EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).


FOREIGN HOLDINGS. The percentage of a portfolio's common stocks represented by stocks or American Depositary Receipts of companies based outside the United States.


MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF ISSUES/BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.


NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.


PORTFOLIO ALLOCATION BY REIT TYPE. An indicator of diversification, this table shows the percentage of the Portfolio's noncash holdings invested in various real estate investment trusts, classified according to the types of property they emphasize.


PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.


PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.


PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.


R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.


RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.


SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.


TEN LARGEST HOLDINGS/STOCKS. The percentage of equity assets or of total net assets that a portfolio has invested in its ten largest stocks. As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.


TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).


YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. Yields for benchmark indexes are based on the current annualized rate of dividends paid on stocks in the index.


YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Gold & Precious Metals Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                    GOLD & PRECIOUS
                                             METALS            S&P 500
----------------------------------------------------------------------
Number of Stocks                                 48                500
Median Market Cap                             $2.6B             $52.3B
Price/Earnings Ratio                          31.3x              24.2x
Price/Book Ratio                               2.7x               4.5x
Return on Equity                               7.7%              21.7%
Earnings Growth Rate                          -3.1%              16.4%
Foreign Holdings                              73.5%               1.6%
Turnover Rate                                  26%*                 --
Expense Ratio                                0.80%*                 --

*Annualized.

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
Anglogold Ltd. ADR                                              8.3%
Euro-Nevada Mining Corp.                                        5.7
Freeport-McMoRan Copper & Gold, Inc.                            5.2
Newmont Mining Corp.                                            5.1
Newcrest Mining Ltd.                                            4.9
Homestake Mining Co.                                            4.8
Stillwater Mining Co.                                           4.6
Franco-Nevada Mining Corp., Ltd.                                4.3
Normandy Mining Ltd.                                            4.2
Anglo American Platinum Corp. ADR                               4.2
--------------------------------------------------------------------
Top Ten                                                        51.3%


VOLATILITY MEASURES
----------------------------------------------------------------------
                                    GOLD & PRECIOUS
                                             METALS            S&P 500
----------------------------------------------------------------------
R-Squared                                      0.03               1.00
Beta                                           0.40               1.00

COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)
----------------------------------------------------------------------
Australia                                                      30.6%
Canada                                                         18.2
Ghana                                                           0.9
South Africa                                                   15.4
United Kingdom                                                  1.0
United States                                                  23.8
----------------------------------------------------------------------
Subtotal                                                       89.9%
Bullion                                                         7.5
Cash Reserves                                                   2.6
----------------------------------------------------------------------
Total                                                         100.0%

PORTFOLIO PROFILE
Health Care Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                        HEALTH CARE            S&P 500
----------------------------------------------------------------------
Number of Stocks                                113                500
Median Market Cap                            $12.3B             $52.3B
Price/Earnings Ratio                          38.0x              24.2x
Price/Book Ratio                               4.8x               4.5x
Yield                                          1.1%               1.4%
Return on Equity                              20.9%              21.7%
Earnings Growth Rate                          10.6%              16.4%
Foreign Holdings                              19.3%               1.6%
Turnover Rate                                   4%*                 --
Expense Ratio                                0.38%*                 --
Cash Reserves                                 12.6%                 --
----------------------------------------------------------------------

*Annualized.


EQUITY INVESTMENT FOCUS
------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
Warner-Lambert Co.                                              5.5%
Pharmacia & Upjohn, Inc.                                        4.8
Pfizer, Inc.                                                    4.4
Bristol-Myers Squibb Co.                                        3.7
Abbott Laboratories                                             3.6
McKesson Corp.                                                  3.0
Johnson & Johnson                                               2.8
DEKALB Genetics Corp. Class B                                   2.7
Allergan, Inc.                                                  2.6
Merck & Co., Inc.                                               2.2
----------------------------------------------------------------------
Top Ten                                                        35.3%


VOLATILITY MEASURES
----------------------------------------------------------------------
                                        HEALTH CARE            S&P 500
----------------------------------------------------------------------
R-Squared                                      0.69               1.00
Beta                                           0.71               1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------------
                                                                                       JULY 31, 1997          JULY 31, 1998
                                                                                 ------------------------------------------
                                                                                        HEALTH CARE            HEALTH CARE
                                                                                 ------------------------------------------
Biotech Research & Production                                                              2.1%                   2.3%
Consumer Discretionary                                                                     0.6                    0.1
Drugs & Pharmaceuticals                                                                   50.8                   50.3
Electronics--Medical Systems                                                               1.6                    1.2
Health & Personal Care                                                                     0.4                    0.6
Health Care Facilities                                                                     4.5                    3.2
Health Care Management Services                                                            4.0                    5.3
International                                                                             21.4                   19.3
Materials & Processing                                                                     2.5                    5.9
Medical & Dental Instruments & Supplies                                                    9.7                    8.9
Medical Services                                                                           0.9                    1.2
Miscellaneous Health Care                                                                  1.2                    0.6
Other                                                                                      0.0                    0.1
Producer Durables                                                                          0.3                    1.0
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Utilities Income Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

TOTAL PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
Yield                                                             3.7%
Turnover Rate                                                     73%*
Expense Ratio                                                   0.40%*
Cash Reserves                                                     2.4%

*Annualized.

PORTFOLIO ASSET ALLOCATION
----------------------------------------------------------------------
Stocks           83%
Bonds            15%
Cash Reserves     2%

TOTAL PORTFOLIO VOLATILITY MEASURES
----------------------------------------------------------------------
                                          UTILITIES
                                             INCOME            S&P 500
----------------------------------------------------------------------
R-Squared                                      0.38               1.00
Beta                                           0.48               1.00

TEN LARGEST STOCKS (% OF EQUITIES)
----------------------------------------------------------------------
Pinnacle West Capital Corp.                                     4.1%
New England Electric System                                     4.1
U S West, Inc.                                                  4.0
Ameritech Corp.                                                 3.6
Duke Energy Corp.                                               3.5
Sprint Corp.                                                    3.5
NIPSCO Industries, Inc.                                         3.4
MCI Communications Corp.                                        3.2
BellSouth Corp.                                                 3.1
GPU, Inc.                                                       3.0
--------------------------------------------------------------------
Top Ten                                                        35.5%
--------------------------------------------------------------------
Top Ten as % of Total Net Assets                               29.2%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------------
                                                                                       JULY 31, 1997         JULY 31, 1998
                                                                                -------------------------------------------
                                                                                     UTILITIES INCOME      UTILITIES INCOME
                                                                                -------------------------------------------
Electrical                                                                                50.6%                 43.3%
Gas Distribution                                                                          10.3                   7.9
Integrated Oils                                                                            4.3                   2.8
Miscellaneous                                                                              3.2                   0.0
Other                                                                                      0.7                   6.4
Other Energy                                                                               1.2                   7.2
Telecommunications                                                                        28.8                  31.7
Water                                                                                      0.9                   0.7
---------------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------------------
                                          UTILITIES
                                             INCOME            S&P 500
----------------------------------------------------------------------
Number of Stocks                                 58                500
Median Market Cap                             $5.8B             $52.3B
Price/Earnings Ratio                          21.2x              24.2x
Price/Book Ratio                               2.4x               4.5x
Dividend Yield                                 3.4%               1.4%
Return on Equity                              14.5%              21.7%
Earnings Growth Rate                           6.3%              16.4%
Foreign Holdings                               8.3%               1.6%
----------------------------------------------------------------------


EQUITY INVESTMENT FOCUS
------------------------
[GRAPH]

FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------------------
Number of Bonds                                                     40
Yield to Maturity                                                 6.3%
Average Coupon                                                    7.0%
Average Maturity                                            10.8 years
Average Quality                                                     A1
Average Duration                                             6.7 years

FIXED-INCOME INVESTMENT FOCUS
------------------------------
[GRAPH]

DISTRIBUTION BY ISSUER (% OF BONDS)
--------------------------------------------------------------------
Treasury/Agency                                                 0.0%
Electric                                                       58.7
Gas                                                             3.6
Telephone                                                      34.2
Foreign                                                         3.5
--------------------------------------------------------------------
Total                                                         100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
--------------------------------------------------------------------
Treasury/Agency                                                 0.0%
Aaa                                                             8.2
Aa                                                             30.8
A                                                              46.4
Baa                                                            12.8
Ba                                                              0.0
B                                                               0.0
Not Rated                                                       1.8
--------------------------------------------------------------------
Total                                                         100.0%

PORTFOLIO PROFILE
REIT Index Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------
                                         REIT INDEX            S&P 500
-----------------------------------------------------------------------
Number of Stocks                                134                500
Median Market Cap                             $1.6B             $52.3B
Price/Earnings Ratio                          18.8x              24.2x
Price/Book Ratio                               1.6x               4.5x
Dividend Yield                                6.4%*               1.4%
Return on Equity                              12.0%              21.7%
Earnings Growth Rate                          26.7%              16.4%
Foreign Holdings                               0.0%               1.6%
Turnover Rate                                 36%**                 --
Expense Ratio                               0.26%**                 --
Cash Reserves                                  1.7%                 --

 *This dividend yield includes some payments that represent a return of capital by the underlying REITs. The amount of such return of capital is only determined by each REIT after its fiscal year ends.
**Annualized.

EQUITY INVESTMENT FOCUS
------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
Starwood Hotels & Resorts REIT                                  6.0%
Equity Office Properties Trust REIT                             4.9
Equity Residential Properties Trust REIT                        3.3
Crescent Real Estate, Inc. REIT                                 2.9
Simon DeBartolo Group, Inc. REIT                                2.7
Public Storage, Inc. REIT                                       2.5
ProLogis Trust REIT                                             2.4
Archstone Communities Trust REIT                                2.4
Vornado Realty Trust REIT                                       2.4
Patriot American Hospitality, Inc. REIT                         2.2
--------------------------------------------------------------------
Top Ten                                                        31.7%


PORTFOLIO ALLOCATION BY REIT TYPE*
--------------------------------------------------------------------
Retail                                                           23%
Apartments                                                       20%
Office                                                           20%
Hotels                                                           14%
Industrial                                                       13%
Diversified                                                      10%
--------------------------------------------------------------------
Total                                                           100%

*Data as of June 30, 1998.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolios could lose money.

ENERGY PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 1998
--------------------------------------------------------------------
                          ENERGY PORTFOLIO                   S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1985             -1.9%          0.0%          -1.9%           21.1%
1986              2.0           1.4            3.4            22.9
1987             25.8           6.1           31.9            33.9
1988             -5.7           6.5            0.8            -3.3
1989             20.3           3.9           24.2            20.1
1990             26.1           2.9           29.0            14.5
1991             -4.7           3.1           -1.6             8.4
1992             -1.9           3.2            1.3            22.7
1993             10.0           3.0           13.0            10.6
1994             25.0           2.3           27.3            12.9
1995            -10.6           1.5           -9.1             0.5
1996             26.6           2.1           28.7            38.7
1997             38.8           1.5           40.3            26.3
1998              2.4           1.4            3.8            26.9
1999*            -5.2           0.1           -5.1            15.2

*Six months ended July 31, 1998.

See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.

GOLD & PRECIOUS METALS PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 1998
--------------------------------------------------------------------
                  GOLD & PRECIOUS METALS PORTFOLIO          SALOMON*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1985             -34.0%        0.0%          -34.0%          -34.4%
1986              15.2         1.1            16.3             3.6
1987              38.2         4.0            42.2            12.4
1988              -1.6         4.1             2.5             4.5
1989               3.2         2.9             6.1            -9.3
1990              29.4         4.0            33.4            72.3
1991             -33.6         2.4           -31.2           -41.1
1992              13.5         3.2            16.7            10.9
1993             -22.5         1.9           -20.6           -23.3
1994              86.3         2.9            89.2           121.5
1995             -21.1         1.9           -19.2           -21.1
1996              31.4         1.8            33.2            34.7
1997             -21.9         1.4           -20.5           -14.9
1998             -31.2         1.4           -29.8           -31.2
1999**           -16.7         0.2           -16.5           -19.2
--------------------------------------------------------------------

 *MSCI Gold Mines Index through December 31, 1994; Salomon Global Gold Index thereafter.

**Six months ended July 31, 1998.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                        INCEPTION                                       ------------------------------------
                                          DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
----------------------------------------------------------------------------------------------------------------------------
Energy Portfolio**                      5/23/1984         6.48%        12.67%            11.49%         2.48%         13.97%
Gold & Precious Metals Portfolio**      5/23/1984       -33.02         -9.51             -4.20          2.26          -1.94
----------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolios could lose money.

HEALTH CARE PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 1998
---------------------------------------------------------------------
                        HEALTH CARE PORTFOLIO                S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1985             18.5%          0.0%          18.5%           21.1%
1986             32.9           0.8           33.7            22.9
1987             30.8           1.0           31.8            33.9
1988             -2.7           3.0            0.3            -3.3
1989             19.3           2.1           21.4            20.1
1990             17.7           2.5           20.2            14.5
1991             27.4           2.7           30.1             8.4
1992             32.0           2.0           34.0            22.7
1993             -4.8           1.9           -2.9            10.6
1994             18.7           2.5           21.2            12.9
1995              8.1           1.7            9.8             0.5
1996             43.8           1.7           45.5            38.7
1997             19.1           1.5           20.6            26.3
1998             26.0           1.4           27.4            26.9
1999*            16.9           0.1           17.0            15.2
--------------------------------------------------------------------

*Six months ended July 31, 1998.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.

UTILITIES INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 15, 1992-JULY 31, 1998
----------------------------------------------------------------------
                     UTILITIES INCOME PORTFOLIO             UTILITIES
                                                           COMPOSITE*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
----------------------------------------------------------------------
1993             12.0%          2.5%          14.5%           12.2%
1994              8.0           5.1           13.1            12.9
1995             -9.7           5.2           -4.5            -2.0
1996             23.2           6.3           29.5            30.2
1997              0.9           4.6            5.5             4.5
1998             17.8           5.4           23.2            26.4
1999**            3.2           1.9            5.1             6.1
----------------------------------------------------------------------

 *80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                          10 YEARS
                                           INCEPTION                                         -----------------------------------
                                              DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Health Care Portfolio**                     5/23/1984       27.77%         28.11%            20.79%         2.03%         22.82%
Utilities Income Portfolio                  5/15/1992       26.44          11.90              8.82+         5.12+         13.94+
--------------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

 +Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolio could lose money.

REIT INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 13, 1996-JULY 31, 1998
----------------------------------------------------------------------
                        REIT INDEX PORTFOLIO             MORGAN STANLEY
FISCAL           CAPITAL       INCOME         TOTAL        REIT INDEX
YEAR             RETURN        RETURN        RETURN       TOTAL RETURN
----------------------------------------------------------------------
1997             26.6%         3.7%           30.3%           30.7%
1998             11.0          6.1            17.1            16.5
1999*           -12.2          2.1           -10.1           -10.3
----------------------------------------------------------------------

*Six months ended July 31, 1998.

See Financial Highlights table on page 40 for dividend and capital gains information since the portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
----------------------------------------------------------------------------------------------------------------------
                                                  INCEPTION                                  SINCE INCEPTION
                                                    DATE          1 YEAR           CAPITAL        INCOME         TOTAL
----------------------------------------------------------------------------------------------------------------------
REIT Index Portfolio**                            5/13/1996        7.74%           14.12%          5.85%        19.97%
----------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FINANCIAL STATEMENTS
July 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the portfolio's designated industry; international securities, if significant, may be presented in a separate group. The REIT Index Portfolio lists its security holdings alphabetically. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ENERGY PORTFOLIO                               SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (96.7%)
---------------------------------------------------------------------
UNITED STATES (66.2%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (0.4%)
-  OMI Corp.                                 700,000        $   3,500
                                                            ---------


ENERGY MISCELLANEOUS (3.7%)
   Tosco Corp.                               500,000           14,000
   Ultramar Diamond
     Shamrock Corp.                          431,900           11,310
   Valero Energy Corp.                       500,000           11,969
                                                            ---------
                                                               37,279
                                                            ---------
MACHINERY--OIL WELL EQUIPMENT & SERVICES (9.4%)
   Baker Hughes, Inc.                        900,000           21,994
   Camco International, Inc.                 130,000            9,230
-  Cooper Cameron Corp.                      160,000            5,610
-  EVI Weatherford, Inc.                     284,999            7,339
   Halliburton Co.                           325,000           11,802
-  Noble Drilling Corp.                      700,000           13,212
-  Rowan Cos., Inc.                          200,000            2,825
   Schlumberger Ltd.                         360,000           21,803
                                                            ---------
                                                               93,815
                                                            ---------
MATERIALS & PROCESSING (2.0%)
   Fluor Corp.                               400,000           16,825
-  J. Ray McDermott SA                       120,000            3,390
                                                            ---------
                                                               20,215
                                                            ---------
OFFSHORE DRILLING (1.4%)
-  R & B Falcon Corp.                        826,000           13,577
                                                            ---------
OIL--CRUDE PRODUCERS (15.7%)
   Anadarko Petroleum Corp.                  860,000           29,509
   Apache Corp.                              100,000            2,650
-  Barrett Resources Corp.                   196,700            6,417
   Devon Energy Corp.                        220,000            7,095
   Enron Oil & Gas Co.                       654,400           10,389
   Noble Affiliates, Inc.                    400,000           12,750
   Occidental Petroleum Corp.                750,000           16,687
-  Oryx Energy Co.                         1,000,000           18,437
   Pogo Producing Co.                        685,000           13,358
-  Santa Fe Energy
     Resources, Inc.                       1,165,200           10,268
-  Tom Brown, Inc.                           228,100            3,778
   Vastar Resources, Inc.                    590,300           25,235
                                                            ---------
                                                              156,573
                                                            ---------
OIL--INTEGRATED DOMESTIC (22.1%)
   Amerada Hess Corp.                        600,000           30,412
   Amoco Corp.                               380,000           15,865
   Ashland, Inc.                             600,000           31,125
   Kerr-McGee Corp.                          350,000           17,959
   Murphy Oil Corp.                          370,100           16,400
   Phillips Petroleum Co.                    600,000           26,513
-  Seagull Energy Corp.                      700,000            8,925
   Sun Co., Inc.                             339,967           12,728
   USX-Marathon Group                        800,000           27,300
   Unocal Corp.                            1,000,000           32,750
                                                            ---------
                                                              219,977
                                                            ---------

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ENERGY PORTFOLIO                               SHARES           (000)
---------------------------------------------------------------------
OIL--INTEGRATED INTERNATIONAL (9.2%)
   Chevron Corp.                             450,000        $  37,181
   Exxon Corp.                               280,000           19,635
   Texaco Inc.                               578,388           35,173
                                                            ---------
                                                               91,989
                                                            ---------
OTHER (2.3%)
   Foster Wheeler Corp.                      290,000            4,549
   McDermott International, Inc.             700,000           18,156
                                                            ---------
                                                               22,705
                                                            ---------
---------------------------------------------------------------------
TOTAL UNITED STATES                                           659,630
---------------------------------------------------------------------
INTERNATIONAL (30.5%)
---------------------------------------------------------------------
CANADA (13.8%)
   Alberta Energy Co., Ltd.                1,097,870           24,511
-  Anderson Exploration Ltd.               1,012,401           10,680
   Cabre Exploration Ltd.                    290,000            2,213
   Canadian Pacific Ltd.                     800,000           19,161
   Imperial Oil Ltd.                       1,320,900           21,910
   PanCanadian Petroleum Ltd.                283,400            4,137
   Paramount Resources Ltd.                1,080,900           10,040
   Penn West Petroleum Ltd.                  352,143            3,972
-  Petro-Canada                            1,000,000           14,364
   Poco Petes Ltd.                           400,000            3,623
   Ranger Oil Ltd.                         1,500,000            9,902
   Rio Alto Exploration Ltd.                 652,500            6,602
   Talisman Energy, Inc.                     255,000            6,471
                                                            ---------
                                                              137,586
                                                            ---------
FRANCE (2.9%)
   Total SA ADR                              508,989           29,108
                                                            ---------


ITALY (3.2%)
   ENI SpA ADR                               500,500           32,345
                                                            ---------


NORWAY (2.4%)
   Norsk Hydro ASA ADR                       480,000           21,240
   Saga Petroleum ASA B Shares               190,000            2,517
                                                            ---------
                                                               23,757
                                                            ---------
SPAIN (2.7%)
   Repsol SA ADR                             492,500           26,441
                                                            ---------


UNITED KINGDOM (2.1%)
   Burmah Castrol PLC                        299,955            5,275
   Lasmo PLC                               2,000,000            6,888
   Shell Transport &
     Trading Co. ADR                         230,000            8,927
                                                            ---------
                                                               21,090
                                                            ---------
OTHER (3.4%)
   Royal Dutch Petroleum-
     NY Shares                               320,000           16,320
   YPF SA ADR                                600,000           17,550
                                                            ---------
                                                               33,870
                                                            ---------
---------------------------------------------------------------------
TOTAL INTERNATIONAL                                           304,197
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $829,800)                                            963,827
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.1%)
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.64%, 8/3/1998                           $33,083           33,083
   5.64%, 8/3/1998--Note G                     7,480            7,480
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $40,563)                                              40,563
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $870,363)                                          1,004,390
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
---------------------------------------------------------------------
Other Assets--Note C                                            1,879
Liabilities--Note G                                            (9,872)
                                                            ---------
                                                               (7,993)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
  Applicable to 46,436,756 outstanding
    $.001 par value shares of beneficial interest
   (unlimited authorization)                              $   996,397
=====================================================================

NET ASSET VALUE PER SHARE                                      $21.46
=====================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

---------------------------------------------------------------------
  AT JULY 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
  Paid in Capital                           $831,193           $17.90
  Undistributed Net Investment
    Income--Note F                             7,663              .16
  Accumulated Net Realized
    Gains--Note F                             23,514              .51
  Unrealized Appreciation--
    Note E                                   134,027             2.89
---------------------------------------------------------------------
  NET ASSETS                                $996,397           $21.46
=====================================================================

---------------------------------------------------------------------
                                                               MARKET
GOLD & PRECIOUS                                                VALUE*
METALS PORTFOLIO                              SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (89.9%)
---------------------------------------------------------------------
AUSTRALIA (30.6%)
   Ashton Mining Ltd.                      6,500,000        $   3,947
-  Aurora Gold Ltd.                        7,410,000            5,760
-  Australian Resources Ltd.              13,000,000            1,737
-  Australian Resources Ltd.
     Rights Exp. 8/24/1998                 3,250,000               41
-  Bougainville Copper Ltd.                2,000,000              449
-  Emperor Mines Ltd.                        800,000              185
   Goldfields Ltd.                         5,000,000            4,858
   Homestake Mining Co.                    1,360,000           14,057
-  Lihir Gold Ltd.                         5,000,000            5,921
-  Lone Star Exploration NL                1,272,300               31
   Mount Isa Mines
     Holdings Ltd.                        24,000,000           11,368
-  Newcrest Mining Ltd.                   13,000,000           14,526
   Normandy Mining Ltd.                   16,000,000           12,340
-  Normandy Mining Ltd.
     Warrants Exp. 4/30/2001               1,800,000              137
   Rio Tinto Ltd.                            900,000            9,849
   Sons of Gwalia Ltd.                     2,000,000            5,002
-  Star Mining Corp. NL                   26,000,000              111
-  Tanami Gold NL                          1,600,000               87
                                                            ---------
                                                               90,406
                                                            ---------
CANADA (18.2%)
   Aber Resources Ltd.                       350,000            2,972
   Barrick Gold Corp.                        200,000            3,278
   Euro-Nevada Mining Corp.                1,360,000           16,738
   Franco-Nevada
     Mining Corp., Ltd.                      760,000           12,833
-  Geomaque Explorations Ltd.              2,000,000            2,322
   Golden Star Resources Ltd.                350,000              581
   Greenstone Resources Ltd.                 750,000            1,841
   Placer Dome Inc.                          850,000            8,882
   Princess Resources Ltd.                 6,000,000              279
-  TVX Gold, Inc.                          1,250,000            2,861
-  Vengold, Inc.                           1,250,000            1,161
                                                            ---------
                                                               53,748
                                                            ---------
GHANA (0.9%)
-  Ashanti Goldfields Co., Ltd.              399,998            2,733
                                                            ---------


SOUTH AFRICA (15.4%)
   Anglo American
     Platinum Corp. ADR                      903,400           12,304
   Anglogold Ltd. ADR                      1,159,662           24,504
-  Gold Fields Ltd. ADR                       84,200              370
   Impala Platinum
     Holdings Ltd. ADR                       750,000            8,445
                                                            ---------
                                                               45,623
                                                            ---------
UNITED KINGDOM (1.0%)
   Rio Tinto PLC                             250,000            2,814
                                                            ---------


UNITED STATES (23.8%)
-  Atlas Corp.                             1,000,000              190
   Barrick Gold Corp.                        575,000            9,416
-  Campbell Resources, Inc.                4,068,000            1,398
-  Crown Resources Corp.                     600,000            2,250
   Freeport-McMoRan Copper &
     Gold, Inc. Class A                      850,000           12,059
   Freeport-McMoRan Copper &
     Gold, Inc. Gold Denomination
     Shares Pfd.                             150,000            3,197
-  Getchell Gold Corp.                       400,000            5,400
   Newmont Gold Co.                          125,000            2,422
   Newmont Mining Corp.                      800,000           15,100
   Placer Dome, Inc.                         350,000            3,631
-  Royal Gold, Inc.                          480,000            1,800
-  Stillwater Mining Co.                     500,000           13,687
                                                            ---------
                                                               70,550
                                                            ---------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $385,257)                                            265,874
---------------------------------------------------------------------
PRECIOUS METALS (7.5%)
---------------------------------------------------------------------
-  Gold Bullion (74,868 Ounces)                                21,427
-  Platinum Bullion (2,009 Ounces)                                752
---------------------------------------------------------------------
TOTAL PRECIOUS METALS
   (COST $31,918)                                              22,179
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.9%)
---------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.64%, 8/3/1998                            $7,777            7,777
   5.64%, 8/3/1998--Note G                     6,750            6,750
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $14,527)                                              14,527
---------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
   (COST $431,702)                                            302,580
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
---------------------------------------------------------------------
Other Assets--Note C                                              838
Liabilities--Note G                                            (7,564)
                                                             --------
                                                               (6,726)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 47,158,724 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                                 $295,854
=====================================================================

NET ASSET VALUE PER SHARE                                       $6.27
=====================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

----------------------------------------------------------------------
GOLD & PRECIOUS                               AMOUNT               PER
METALS PORTFOLIO                               (000)             SHARE
----------------------------------------------------------------------
  AT JULY 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
  Paid in Capital                           $510,271            $10.82
  Overdistributed Net Investment
    Income--Note F                            (2,535)             (.05)
  Accumulated Net Realized
    Losses--Note F                           (82,758)            (1.76)
  Unrealized Depreciation--Note E
    Investment Securities                   (129,122)            (2.74)
    Foreign Currencies                            (2)               --
----------------------------------------------------------------------
  NET ASSETS                                $295,854           $  6.27
======================================================================

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
HEALTH CARE PORTFOLIO                         SHARES            (000)
---------------------------------------------------------------------
COMMON STOCKS (87.2%)
---------------------------------------------------------------------
UNITED STATES (70.4%)
---------------------------------------------------------------------
BIOTECH RESEARCH & PRODUCTION (2.0%)
-  Allergan Specialty
     Therapeutics, Inc.                      157,395         $  1,594
   Baxter International, Inc.                300,000           17,925
-  Genentech, Inc.
     Special Common Stock                  1,406,900           97,164
-  IDEXX Laboratories Corp.                1,100,000           24,750
                                                             --------
                                                              141,433
                                                             --------
CONSUMER DISCRETIONARY (1.1%)
   Kimberly-Clark Corp.                    1,700,000           76,394
-(1)Paragon Trade Brands, Inc.             1,124,100            4,777
                                                             --------
                                                               81,171
                                                             --------
DRUGS & PHARMACEUTICALS (43.8%)
   Abbott Laboratories                     6,090,000          253,116
-  Agouron Pharmaceuticals, Inc.           1,501,200           38,843
(1)Allergan, Inc.                          3,509,600          183,377
-  Alliance Pharmaceutical Corp.           1,002,388            4,511
   Alpharma, Inc. Class A                  1,383,713           34,247
-  ALZA Corp.                              1,030,000           40,041
   American Home Products Corp.            2,030,000          104,545
-  Amgen, Inc.                               880,000           64,625
-  Amylin Pharmaceuticals, Inc.            1,500,000            5,062
-  Anergen Inc.                              400,000              725
   Bergen Brunswig Corp. Class A           1,358,125           71,981
-  BioCryst Pharmaceuticals, Inc.            340,100            2,381
-  Biogen, Inc.                              415,000           23,084
   Bristol-Myers Squibb Co.                2,230,000          254,081
-  Cephalon, Inc.                            270,000            1,620
-  Crescendo Pharmaceuticals
     Corp.                                    51,500              666
-  Genzyme Corp.                           2,041,300           64,237
-  Gilead Sciences, Inc.                   1,500,000           35,250
-  Human Genome Sciences, Inc.             1,020,000           38,250
-  Immunex Corp.                           1,330,100           94,104
   Johnson & Johnson                       2,547,500          196,794
   Eli Lilly & Co.                           650,000           43,712
-(1)Magainin Pharmaceuticals, Inc.         1,278,100            6,470
-  Matrix Pharmaceutical, Inc.               200,500              702
   McKesson Corp.                          2,560,000          206,400
   Merck & Co., Inc.                       1,255,225          154,785
   Mylan Laboratories, Inc.                  445,000           12,098
-  Perrigo Co.                             3,377,100           31,871
   Pharmacia & Upjohn, Inc.                7,033,300          333,203
   Pfizer, Inc.                            2,800,000          308,000
   Schering-Plough Corp.                     220,000           21,285
-  Scios, Inc.                               491,750            3,749
-  Triangle Pharmaceuticals, Inc.            564,800            9,319
-  Vertex Pharmaceuticals, Inc.            1,087,000           22,691
   Warner-Lambert Co.                      5,040,000          380,835
                                                            ---------
                                                            3,046,660
                                                            ---------
ELECTRONICS--MEDICAL SYSTEMS (1.1%)
-  ATL Ultrasound, Inc.                      683,300           34,229
-  Datascope Corp.                           340,100            7,737
-(1)Haemonetics Corp.                      1,647,500           27,081
-  SonoSight, Inc.                           227,767            1,708
-  SpaceLabs Medical, Inc.                   280,000            4,830
                                                            ---------
                                                               75,585
                                                            ---------
HEALTH & PERSONAL CARE (0.5%)
-(1)American Retirement Corp.                637,000           10,232
-  PharMerica, Inc.                        1,430,783            9,345
-(1)Syncor International Corp.               856,559           15,525
                                                            ---------
                                                               35,102
                                                            ---------
HEALTH CARE FACILITIES (2.8%)
-  Beverly Enterprises, Inc.               2,287,600           23,019
   Columbia/HCA Healthcare Corp.           4,140,620          118,008
-  Laboratory Corp. of America             3,692,116            7,846
-  Quest Diagnostics, Inc.                 1,285,600           26,355
-  Tenet Healthcare Corp.                    641,100           19,193
                                                            ---------
                                                              194,421
                                                            ---------
HEALTH CARE MANAGEMENT SERVICES (4.6%)
   Aetna Inc.                              1,030,000           71,392
-  Cerner Corp.                              906,600           25,725
-  Humana, Inc.                            3,195,000           86,864
-  MedPartners, Inc.                       3,379,350           17,319
-  Mid Atlantic Medical
     Services, Inc.                          500,000            3,938
-  Oxford Health Plan                      1,200,000            9,675
-  Pacificare Health Systems Inc.
     Class B                                 712,300           51,108
   United Healthcare Corp.                   650,000           36,725
   United Wisconsin Services, Inc.           678,000           15,848
                                                            ---------
                                                              318,594
                                                            ---------
MATERIALS & PROCESSING (4.2%)
   DEKALB Genetics Corp. Class B           2,072,700          191,077
   Pioneer Hi-Bred
     International, Inc.                     390,000           12,334
   Sigma-Aldrich Corp.                     2,718,600           78,500
                                                            ---------
                                                              281,911
                                                            ---------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (7.9%)
   Allegiance Corp.                        1,235,600           73,055
-  Arterial Vascular
     Engineering, Inc.                       165,000            6,517
(1)C.R. Bard, Inc.                         3,373,100          136,610
   Beckman Coulter, Inc.                   1,202,200           72,282
   Biomet, Inc.                            1,170,300           36,572
   Boston Scientific Corp.                   200,000           15,325
(1)Collagen Corp.                            525,800            8,774
-  DePuy, Inc.                               366,600           12,556
-(1)E-Z-EM, Inc. Class A                     219,258            1,617
-(1)E-Z-EM, Inc. Class B                     304,344            2,282
 (1)Owens & Minor, Inc.
     Holding Co.                           1,929,100           23,873
-  Protocol Systems, Inc.                    273,000            2,525
-  ReSound Corp.                             300,000            1,463
-  St. Jude Medical, Inc.                    801,300           24,440
   U.S. Surgical Corp.                     2,606,300          120,053
-  Xomed Surgical Products Inc.              343,300           11,844
                                                            ---------
                                                              549,788
                                                            ---------
MEDICAL SERVICES (1.1%)
-  Covance, Inc.                           2,100,000           50,269
-(1)Coventry Health Care Inc.              3,243,000           23,309
                                                            ---------
                                                               73,578
                                                            ---------
MISCELLANEOUS HEALTH CARE (0.5%)
   Mallinckrodt, Inc.                      1,348,000           37,323
                                                            ---------

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
HEALTH CARE PORTFOLIO                         SHARES            (000)
---------------------------------------------------------------------
PRODUCER DURABLES (0.7%)
   Pall Corp.                                250,000        $   5,625
   Perkin-Elmer Corp.                        754,545           44,235
                                                            ---------
                                                               49,860
                                                            ---------
OTHER (0.1%)
   Carter-Wallace, Inc.                      266,000            4,805
   Carter-Wallace, Inc. Class B               24,000              433
                                                            ---------
                                                                5,238
                                                            ---------
---------------------------------------------------------------------
TOTAL UNITED STATES                                         4,890,664
---------------------------------------------------------------------
INTERNATIONAL (16.8%)
---------------------------------------------------------------------
JAPAN (6.6%)
   Banyu Pharmaceutical Co., Ltd.          4,082,000           45,407
   Chugai Pharmaceutical Co., Ltd.         5,660,000           39,007
   Daiichi Pharmaceutical Co., Ltd.        2,450,000           32,073
   Eisai Co., Ltd.                         5,685,000           72,413
   Fujisawa
     Pharmaceutical Co., Ltd.              6,530,000           56,763
   Olympus Optical Co., Ltd.               1,800,000           18,951
   Sankyo Co., Ltd.                        2,350,000           52,737
   Shionogi & Co., Ltd.                    4,053,000           21,335
   Takeda Chemical Industries Ltd.         2,700,000           69,382
   Tanabe Seiyaku Co., Ltd.                5,025,000           21,579
   Yamanouchi
     Pharmaceuticals Co., Ltd.             1,330,000           27,590
                                                            ---------
                                                              457,237
                                                            ---------
UNITED KINGDOM (4.5%)
-  Nycomed Amersham PLC                   10,816,218           72,197
-  Oxford GlycoSciences PLC                  375,000            1,111
   SmithKline Beecham PLC ADR              2,019,600          115,622
   Zeneca Group PLC ADR                    3,198,072          124,125
                                                            ---------
                                                              313,055
                                                            ---------
OTHER (5.7%)
   Bayer AG ADR                            1,850,000           84,175
   Hoechst AG                                800,000           35,625
   Novartis AG (Registered)                   61,747          104,150
   Nycomed Amersham PLC
     (Norway)                              1,193,590            8,221
   Rhone-Poulenc SA ADR                    1,276,279           68,919
   Roche Holdings AG
     (Dividend-Right Certificates)             5,000           53,842
   Schering AG                               213,470           24,305
   Synthelabo SA                             118,270           18,297
                                                            ---------
                                                              397,534
                                                            ---------
---------------------------------------------------------------------
TOTAL INTERNATIONAL                                         1,167,826
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $3,743,952)                                        6,058,490
---------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.3%)
---------------------------------------------------------------------
   Laboratory Corp. 8.50% Cvt. Pfd.
       (COST $22,981)                        347,721           18,255
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                                (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.1%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS (8.0%)
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.64%, 8/3/1998--Note G                $   52,083           52,083
Credit Suisse First Boston Corp.
   (Dated 7/31/1998, Repurchase Value
   $507,037,000, collateralized by
   U.S. Treasury Note 5.75%,
   4/30/2003)                               $506,008          506,008
                                                            ---------
                                                              558,091
                                                            ---------
COMMERCIAL PAPER (6.1%)
Metlife Funding Inc.
   5.579%, 8/20/1998                          50,981           50,832
Merrill Lynch & Co.
   5.636%, 8/27/1998                         100,000           99,601
Associates Corp.
   5.647%, 8/31/1998                          75,000           74,654
General Electric Capital Corp.
   5.52%, 8/21/1998                           50,000           49,847
   5.636%, 8/26/1998                          75,000           74,712
E.I. du Pont de Nemours & Co.
   5.611%, 8/18/1998                          75,000           74,805
                                                            ---------
                                                              424,451
                                                            ---------
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $982,542)                                            982,542
---------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
   (COST $4,749,475)                                        7,059,287
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
---------------------------------------------------------------------
Other Assets--Note C                                           26,370
Liabilities--Note G                                          (136,338)
                                                            ---------
                                                             (109,968)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 81,484,278 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                               $6,949,319
=====================================================================

NET ASSET VALUE PER SHARE                                      $85.28
=====================================================================

*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

(1)Considered an affiliated company as the portfolio owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $443,927,000.

ADR--American Depositary Receipt.

---------------------------------------------------------------------
  AT JULY 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
  Paid in Capital                         $4,575,562           $56.14
  Undistributed Net Investment
    Income--Note F                            37,239              .46
  Accumulated Net Realized
    Gains--Note F                             26,707              .33
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities                  2,309,812            28.35
    Foreign Currencies                            (1)              --
=====================================================================
  NET ASSETS                              $6,949,319           $85.28
=====================================================================

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
UTILITIES INCOME PORTFOLIO                     SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (82.5%)
---------------------------------------------------------------------
ELECTRICAL (35.7%)
   CMS Energy Corp.                          150,000        $   6,328
   Central & South West Corp.                250,000            6,359
   Central Hudson Gas &
     Electric Corp.                          216,300            9,328
   Cilcorp, Inc.                              85,000            3,979
   Consolidated Edison Inc.                  238,600           10,096
   DPL Inc.                                  533,000            9,094
   DQE Inc.                                  427,930           14,924
   DTE Energy Co.                            250,000           10,031
   Endesa SA ADR                             349,800            7,630
   Energy East Corp.                          40,900            1,636
   GPU, Inc.                                 508,700           18,186
   Houston Industries, Inc.                  100,000            2,794
   Montana Power Co.                         357,200           12,524
   NIPSCO Industries, Inc.                   781,000           20,794
   National Power PLC ADR                    150,000            5,325
   New England Electric System               617,100           25,147
   Northern States Power Co.                 397,800           10,467
   PECO Energy Corp.                         475,000           14,220
   Pinnacle West Capital Corp.               594,300           25,406
   PowerGen PLC ADR                          254,500           13,616
   Public Service Co. of
     New Mexico                              200,000            4,300
   Public Service Enterprise
     Group, Inc.                             350,000           11,441
   Texas Utilities Co.                       200,000            8,013
   Unicom Corp.                              250,000            8,641
   Wisconsin Energy Corp.                    200,000            5,688
                                                            ---------
                                                              265,967
                                                            ---------
GAS DISTRIBUTION (6.5%)
   Energen Corp.                             200,000            3,438
   KN Energy, Inc.                           175,000            8,652
   MCN Energy Group Inc.                     287,000            7,121
   National Fuel Gas Co.                     175,000            7,230
   ONEOK, Inc.                               145,400            4,962
   Peoples Energy Corp.                       50,000            1,750
   Public Service Co. of
     North Carolina, Inc.                     39,300              786
   Questar Corp.                             210,600            3,922
-  Sempra Energy                             424,072           10,681
                                                            ---------
                                                               48,542
                                                            ---------
INTEGRATED OILS (2.3%)
   Enron Corp.                               250,000           13,234
   Equitable Resources, Inc.                 150,000            3,694
                                                            ---------
                                                               16,928
                                                            ---------
OTHER ENERGY (5.9%)
   Columbia Energy Group                     337,500           17,951
   El Paso Natural Gas                       461,400           15,688
   Westcoast Energy Inc.                     100,000            1,906
   Williams Cos., Inc.                       265,000            8,496
                                                            ---------
                                                               44,041
                                                            ---------
TELECOMMUNICATIONS (26.2%)
   AT&T Corp.                                200,000           12,125
   ALLTEL Corp.                              130,000            5,452
   Ameritech Corp.                           450,000           22,134
   BCE, Inc.                                 100,000            4,031
   BellSouth Corp.                           277,600           18,964
   Frontier Corp.                            370,200           12,425
   GTE Corp.                                 200,000           10,875
   MCI Communications Corp.                  300,000           19,425
   Southern New England
     Telecommunications Corp.                250,000           17,219
   Sprint Corp.                              307,100           21,497
   Telecom Corp. of New Zealand
     Ltd. ADR                                300,800           10,490
   Telefonica SA                             109,090           15,872
   U S  West, Inc.                           457,000           24,392
                                                            ---------
                                                              194,901
                                                            ---------
WATER (0.6%)
   American Water Works Co., Inc.            146,300            4,380
                                                            ---------


OTHER (5.3%)
   Duke Energy Corp.                         377,220           21,549
   MDU Resources Group, Inc.                 300,000            6,806
   New Century Energies, Inc.                169,600            7,060
   TELUS Corp.                               173,100            3,962
                                                            ---------
                                                               39,377
                                                            ---------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $475,840)                                            614,136
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
CORPORATE BONDS (14.5%)
---------------------------------------------------------------------
ELECTRIC (8.8%)
Arizona Public Service Co.
   6.25%, 1/15/2005                         $  2,000            1,980
Baltimore Gas & Electric Co.
   7.50%, 1/15/2007                            4,000            4,323
Carolina Power & Light Co.
   8.625%, 9/15/2021                           3,000            3,686
Central Power & Light Co.
   7.25%, 10/1/2004                            2,000            2,109
Consolidated Edison Inc.
   6.45%, 12/1/2007                            4,000            4,049
Duke Energy Corp.
   6.625%, 2/1/2003                            4,000            4,098
Florida Power Corp.
   6.75%, 2/1/2028                             2,900            2,964
GTE Southwest Inc.
   6.23%, 1/1/2007                             1,000              990
Kentucky Utilities Co.
   7.92%, 5/15/2007                            2,000            2,237
Louisville Gas & Electric
   Energy Corp.
   6.00%, 8/15/2003                            2,000            2,009
NRG Energy, Inc.
   7.50%, 6/15/2007                            3,000            3,121
Northern States Power Co.
   5.75%, 10/1/2003                            4,000            3,955
Oklahoma Gas & Electric Co.
   6.50%, 4/15/2028                            1,275            1,266
PECO Energy
   6.50%, 5/1/2003                             3,000            3,041
Pennsylvania Power &
   Light Co.
   6.79%, 11/22/2004 MTN                       2,000            2,026


---------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
UTILITIES INCOME PORTFOLIO                      (000)           (000)
---------------------------------------------------------------------
Potomac Electric Power Co.
   6.50%, 9/15/2005                         $  1,000        $   1,021
Public Service Co. of Colorado
   7.125%, 6/1/2006                            5,000            5,234
Southern California Edison Co.
   6.25%, 6/15/2003                            3,000            3,020
Southern Indiana Gas & Electric Co.
   8.875%, 6/1/2016                            3,400            4,299
Virginia Electric & Power Co.
   6.00%, 8/1/2001                             2,000            2,006
West Texas Utilities Co.
   7.75%, 6/1/2007                             1,500            1,650
Wisconsin Electric Power Co.
   6.625%, 11/15/2006                          2,000            2,055
Wisconsin Public Service Corp.
   6.80%, 2/1/2003                             4,500            4,647
                                                            ---------
                                                               65,786
                                                            ---------
GAS (0.5%)
Atlanta Gas Light Co.
   5.90%, 10/6/2003 MTN                        4,000            3,990
                                                            ---------


TELEPHONE (5.2%)
AT&T Corp.
   7.00%, 5/15/2005                            2,000            2,098
Bell Atlantic Pennsylvania, Inc.
   6.625%, 9/15/2002                           3,500            3,584
Century Telephone Enterprises
   6.30%, 1/15/2008                            2,000            1,976
Chesapeake & Potomac
   Telephone Co. (MD)
   8.30%, 8/1/2031                             1,000            1,237
Chesapeake & Potomac
   Telephone Co. (VA)
   7.875%, 1/15/2022                           2,000            2,323
GTE California Inc.
   6.70%, 9/1/2009                             2,000            2,051
GTE Corp.
   7.51%, 4/1/2009                             2,000            2,149
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                            3,000            3,320
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                             3,000            3,524
New York Telephone Co.
   8.625%, 11/15/2010                          2,500            2,972
Pacific Bell
   6.625%, 11/1/2009                           3,000            3,084
Southwestern Bell Telephone Co.
   6.625%, 4/1/2005                            3,000            3,061
U S WEST Capital Funding, Inc.
   6.375%, 7/15/2008                           3,000            2,972
United Telephone Co. of Florida
   6.25%, 5/15/2003                            4,000            4,047
                                                            ---------
                                                               38,398
                                                            ---------
---------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $104,642)                                            108,174
---------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.5%)
---------------------------------------------------------------------
Australian Gas Light Co.
   6.40%, 4/15/2008                            2,000            1,999
United Utilities PLC
   6.45%, 4/1/2008                             2,000            1,980
---------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $3,992)                                                3,979
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.8%)
---------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.64%, 8/3/1998                            15,206           15,206
   5.64%, 8/3/1998--Note G                    12,780           12,780
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $27,986)                                             27,986
---------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
    (COST $612,460)                                           754,275
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
---------------------------------------------------------------------
Other Assets--Note C                                            5,316
Liabilities--Note G                                           (15,169)
                                                            ---------
                                                               (9,853)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 48,660,153 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                        $744,422
=====================================================================

NET ASSET VALUE PER SHARE                                      $15.30
=====================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

MTN--Medium-Term Note.

---------------------------------------------------------------------
  AT JULY 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
  Paid in Capital                           $550,935           $11.32
  Undistributed Net
    Investment Income                          7,833              .16
  Accumulated Net Realized Gains              43,839              .90
  Unrealized Appreciation--
    Note E                                   141,815             2.92
=====================================================================
  NET ASSETS                                $744,422           $15.30
=====================================================================

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
REIT INDEX PORTFOLIO                           SHARES           (000)
---------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.3%)
---------------------------------------------------------------------
   Alexander Haagen
     Properties, Inc. REIT                   151,200        $   2,136
   Alexandria Real Estate
     Equities, Inc. REIT                      75,000            2,184
   AMB Property Corp. REIT                   375,000            8,953
   American General Hospitality
     Corp. REIT                              255,100            4,863
   American Industrial
     Properties REIT                          40,000              500
   AMLI Residential Properties
     Trust REIT                              163,800            3,573
   Apartment Investment &
     Management Co. Class A REIT             431,050           16,380
   Archstone Communities
     Trust REIT                            1,285,127           26,988
   Arden Realty Group, Inc. REIT             567,200           13,400
   Associated Estates Realty
     Corp. REIT                              177,300            3,202
   Avalon Bay Communities REIT               554,427           19,890
   Bedford Property
     Investors, Inc. REIT                    195,500            3,653
   Berkshire Realty Co., Inc. REIT           350,100            3,829
   Boston Properties, Inc. REIT              553,850           17,896
   Boykin Lodging Co. REIT                   159,300            2,698
   Bradley Real Estate Inc. REIT             215,300            4,589
   Brandywine Realty Trust REIT              302,400            6,029
   BRE Properties Inc.
     Class A REIT                            394,600            9,964
   Burnham Pacific
     Properties, Inc. REIT                   297,400            4,108
   Camden Property Trust REIT                403,726           11,632
-  CapStar Hotel Co. REIT                     10,400              261
   Captec Net Lease
     Realty, Inc. REIT                        37,500              544
   CarrAmerica Realty Corp. REIT             577,900           15,567
   CBL & Associates
     Properties, Inc. REIT                   226,800            5,514
   CCA Prison Realty Trust REIT              165,000            3,558
   CenterPoint Properties
     Corp. REIT                              190,900            6,347
   Charles E. Smith
     Residential Realty, Inc. REIT           147,200            4,563
   Chateau Communities, Inc. REIT            256,040            7,361
   Chelsea GCA Realty, Inc. REIT             158,000            5,727
   Colonial Properties Trust REIT            217,300            5,949
   Commercial Net Lease
     Realty REIT                             277,800            4,375
   Cornerstone
     Properties, Inc. REIT                   872,900           13,966
   Cornerstone Realty
     Income Trust, Inc. REIT                 144,400            1,706
   Cousins Properties, Inc. REIT             291,300            8,411
   Crescent Real Estate, Inc. REIT         1,077,700           31,657
   Crown American Realty
     Trust REIT                              263,000            2,367
   Developers Diversified
     Realty Corp. REIT                       251,600            9,309
   Duke Realty
     Investments, Inc. REIT                  728,900           15,626
   EastGroup Properties, Inc. REIT           161,050            3,020
   Entertainment Properties
     Trust REIT                              105,800            1,944
   Equity Inns, Inc. REIT                    336,900            4,253
   Equity Office Properties
     Trust REIT                            2,195,301           54,608
   Equity Residential Properties
     Trust REIT                              872,537           36,647
   Essex Property Trust, Inc. REIT           148,800            4,538
   Excel Realty Trust, Inc. REIT             230,900            6,032
-  FAC Realty Inc. REIT                      121,800            1,028
   Federal Realty Investment
     Trust REIT                              360,800            8,434
   Felcor Lodging Trust, Inc. REIT           420,900           11,627
   First Industrial Realty Trust REIT        345,000            9,531
   First Union Real Estate REIT              284,400            2,115
   First Washington Realty
     Trust, Inc. REIT                         68,800            1,608
   Franchise Finance Corp. of
     America REIT                            411,900           10,246
   Gables Residential Trust REIT             201,500            5,403
   General Growth
     Properties Inc. REIT                    328,800           11,960
   Glenborough Realty
     Trust, Inc. REIT                        282,500            6,957
   Glimcher Realty Trust REIT                232,800            4,234
   Golf Trust of America, Inc. REIT           10,000              306
   Great Lakes, Inc. REIT                     71,800            1,126
   Highwood Properties, Inc. REIT            475,900           14,723
   Home Properties of
     New York, Inc. REIT                      75,000            1,912
-  Horizon Group
     Properties, Inc. REIT                    22,070              108
   Hospitality Properties
     Trust REIT                              375,600           10,869
   Innkeepers USA Trust REIT                 313,900            3,826
   IRT Property Co. REIT                     313,300            3,368
   Irvine Apartment
     Communities, Inc. REIT                  179,900            5,082
   Jameson Inns, Inc. REIT                   114,700            1,262
   JDN Realty Corp. REIT                     281,100            6,044
   JP Realty Inc. REIT                       166,100            3,675
   Kilroy Realty Corp. REIT                  257,400            5,840
   Kimco Realty Corp. REIT                   502,500           18,593
   Koger Equity, Inc. REIT                   262,400            4,887
   Kranzco Realty Trust REIT                 103,700            1,867
-  Lexford Residential Trust REIT             45,000              886
   Lexington Corporate
     Properties Trust REIT                   171,300            2,227
   Liberty Property Trust REIT               534,200           13,388
   The Macerich Co. REIT                     261,400            7,139
   Mack-Cali Realty Corp. REIT               527,900           16,398
   Manufactured Home
     Communities, Inc. REIT                  245,300            6,056
   Meridian Industrial
     Trust, Inc. REIT                        217,000            4,340
   Merry Land &
     Investment Co., Inc. REIT               395,000            8,641
   MGI Properties, Inc. REIT                 130,600            3,436
   Mid Atlantic Realty Trust REIT            132,300            1,720


----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
REIT INDEX PORTFOLIO                         SHARES              (000)
----------------------------------------------------------------------
   Mid-America Apartment
     Communities, Inc. REIT                  175,900        $   4,639
   Mills Corp. REIT                          205,700            4,744
   National Golf Properties,
     Inc. REIT                               124,200            3,454
   New Plan Realty Trust REIT                546,300           12,462
   Pacific Gulf Properties, Inc. REIT        180,000            3,746
   Pan Pacific Retail
     Properties, Inc. REIT                    67,600            1,394
   Parkway Properties Inc. REIT               96,500            2,871
   Patriot American
     Hospitality, Inc. REIT                1,270,142           24,133
   Pennsylvania REIT                         109,700            2,407
   Post Properties, Inc. REIT                323,113           12,824
   Prentiss Properties Trust REIT            365,600            8,706
   Prime Group Realty Trust REIT              20,000              368
   Prime Retail, Inc.REIT
     8.50% Series B Cvt. Pfd.                 31,100              618
   Prime Retail, Inc. REIT                   384,208            4,659
   ProLogis Trust REIT                     1,131,643           27,018
   PS Business Parks, Inc. REIT              105,000            2,376
   Public Storage, Inc. REIT               1,057,700           28,029
   Realty Income Corp. REIT                  251,000            6,040
   Reckson Associates
     Realty Corp. REIT                       363,000            8,236
-  Reckson Service
     Industries, Inc. REIT                   181,440              386
   Regency Realty Corp. REIT                 248,500            5,902
   RFS Hotel Investors, Inc. REIT            240,300            4,100
   Rouse Co. REIT                            593,000           17,308
   Saul Centers, Inc. REIT                   125,300            2,083
-  Security Capital Group Inc.
     REIT Warrants Exp. 9/18/1998            153,893               19
   Shurgard Storage Centers, Inc.
     Class A REIT                            270,200            7,431
   Simon DeBartolo
     Group, Inc. REIT                        979,476           30,486
   SL Green Realty Corp. REIT                160,000            3,520
   Sovran Self Storage, Inc. REIT            124,200            3,159
   Spieker Properties, Inc. REIT             555,300           19,956
   Starwood Hotels &
     Resorts REIT                          1,608,589           66,053
   Storage Trust Realty REIT                 149,000            3,315
   Storage USA, Inc. REIT                    242,300            7,905
   Summit Properties, Inc. REIT              261,200            4,718
   Sun Communities, Inc. REIT                161,000            5,404
   Sunstone Hotel
     Investors, Inc. REIT                    349,600            3,889
   Tanger Factory Outlet
     Centers, Inc. REIT                       64,300            1,845
   Taubman Co. REIT                          484,600            6,330
   Tower Realty Trust, Inc. REIT             130,200            2,978
   Town & Country Trust REIT                 172,800            2,786
   Trinet Corporate Realty
     Trust, Inc. REIT                        230,600            7,595
   U.S. Restaurant
     Properties, Inc. REIT                    20,000              515
   United Dominion Realty
     Trust REIT                              907,076           11,395
   Urban Shopping
     Centers, Inc. REIT                      158,600            5,214
   Vornado Realty Trust REIT                 736,882           26,620
   Walden Residential
     Properties, Inc. REIT                   174,500            4,155
   Washington REIT                           339,100            5,744
   Weeks Corp. REIT                          188,200            5,434
   Weingarten Realty
     Investors REIT                          248,100            9,350
   Western Investment Real Estate
     Trust REIT                              178,400            2,241
   Westfield America, Inc. REIT              614,900           10,838
   Winston Hotels, Inc. REIT                 185,175            2,037
---------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (COST $1,100,623)                                        1,090,614
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                                (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)
---------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.64%, 8/3/1998                           $19,146           19,146
   5.64%, 8/3/1998--Note G                     8,709            8,709
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $27,855)                                              27,855
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $1,128,478)                                        1,118,469
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
---------------------------------------------------------------------
Other Assets--Note C                                            7,108
Liabilities--Note G                                           (15,900)
                                                            ---------
                                                               (8,792)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 90,464,577 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                      $1,109,677
=====================================================================

NET ASSET VALUE PER SHARE                                      $12.27
=====================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

---------------------------------------------------------------------
AT JULY 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
  Paid in Capital                         $1,101,105           $12.17
  Undistributed Net
    Investment Income                          8,777              .10
  Accumulated Net
    Realized Gains                             9,804              .11
  Unrealized Depreciation--
    Note E                                   (10,009)            (.11)
=====================================================================
  NET ASSETS                              $1,109,677           $12.27
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.


----------------------------------------------------------------------------------------------------------------------------
                                                                                 GOLD & PRECIOUS                   UTILITIES
                                                                          ENERGY          METALS    HEALTH CARE       INCOME
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                   ---------------------------------------------------------
                                                                                   SIX MONTHS ENDED JULY 31, 1998
                                                                   ---------------------------------------------------------
                                                                           (000)          (000)          (000)          (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                       $   9,156      $   3,271      $  30,522      $  10,791
     Interest                                                             1,554            420         19,414          4,290
                                                                 -----------------------------------------------------------
          Total Income                                                   10,710          3,691         49,936         15,081
                                                                 -----------------------------------------------------------
EXPENSES
     Investment Advisory Fees--Note B                                       402            363          2,163            262
     The Vanguard Group--Note C
          Management and Administrative                                   1,626            828          7,705          1,066
          Marketing and Distribution                                        150             41            636             70
     Taxes (other than income taxes)                                         44             13            216             28
     Custodian Fees                                                          80             58            337             12
     Auditing Fees                                                            3              3              5              3
     Shareholders' Reports                                                   34             19            127             20
     Annual Meeting and Proxy Costs                                           6              3             24              3
     Trustees' Fees and Expenses                                              1             --              6              1
                                                                 -----------------------------------------------------------
          Total Expenses                                                  2,346          1,328         11,219          1,465
          Expenses Paid Indirectly--Note C                                  (15)            --           (129)           (82)
                                                                 -----------------------------------------------------------
          Net Expenses                                                    2,331          1,328         11,090          1,383
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     8,379          2,363         38,846         13,698
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                          23,510        (29,326)        27,531         42,751
     Foreign Currencies                                                     (13)            29           (245)            --
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 23,497        (29,297)        27,286         42,751
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
     Investment Securities                                              (84,992)       (31,259)       783,180        (20,830)
     Foreign Currencies                                                       6             (1)             3             --
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                                                     (84,986)       (31,260)       783,183        (20,830)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                        $ (53,110)     $ (58,194)     $ 849,315      $  35,619
============================================================================================================================

* Gold & Precious Metals Portfolio dividends are net of foreign withholding taxes of $109,000.

**Dividend income and realized net loss from affiliated companies were $4,099,000 and $4,877,000, respectively.

----------------------------------------------------------------------------------------
                                                                              REIT INDEX
                                                                               PORTFOLIO
                                                                        ----------------
                                                                        SIX MONTHS ENDED
                                                                           JULY 31, 1998
                                                                        ----------------
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                $   38,136
     Interest                                                                      1,656
                                                                        ----------------
          Total Income                                                            39,792
                                                                        ----------------
EXPENSES
     Investment Advisory Fees--Note B                                                 15
     The Vanguard Group--Note C
          Management and Administrative                                            1,301
          Marketing and Distribution                                                 190
     Taxes (other than income taxes)                                                  48
     Custodian Fees                                                                    7
     Auditing Fees                                                                     3
     Shareholders' Reports                                                            23
     Annual Meeting and Proxy Costs                                                    6
     Trustees' Fees and Expenses                                                       1
                                                                        ----------------
          Total Expenses                                                           1,594
          Expenses Paid Indirectly--Note C                                            --
                                                                        ----------------
          Net Expenses                                                             1,594
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             38,198
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
----------------------------------------------------------------------------------------
     Investment Securities Sold                                                    9,804
     Foreign Currencies                                                               --
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                           9,804
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                      (177,725)
     Foreign Currencies                                                               --
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                (177,725)
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $(129,723)
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                   ENERGY                         GOLD & PRECIOUS
                                                                  PORTFOLIO                       METALS PORTFOLIO
                                                    --------------------------------      --------------------------------
                                                       SIX MONTHS               YEAR         SIX MONTHS               YEAR
                                                            ENDED              ENDED              ENDED              ENDED
                                                    JUL. 31, 1998      JAN. 31, 1998      JUL. 31, 1998      JAN. 31, 1998
                                                            (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                             $    8,379        $    14,677        $     2,363        $     5,747
     Realized Net Gain (Loss)                              23,497             54,583            (29,297)           (47,861)
     Change in Unrealized Appreciation
          (Depreciation)                                  (84,986)           (41,233)           (31,260)           (99,396)
                                                    ----------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                  (53,110)            28,027            (58,194)          (141,510)
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                   (946)           (14,815)              (891)            (5,466)
     Realized Capital Gain                                 (2,839)           (60,830)                --                 --
                                                    ----------------------------------------------------------------------
          Total Distributions                              (3,785)           (75,645)              (891)            (5,466)
                                                    ----------------------------------------------------------------------
NET EQUALIZATION CREDITS (CHARGES)--Note A                     --                 --                 --                 --
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                               154,010            374,120             72,772            159,325
     Issued in Lieu of Cash Distributions                   3,542             71,118                826              5,078
     Redeemed                                            (194,745)          (296,584)           (45,977)          (152,618)
                                                    ----------------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                         (37,193)           148,654             27,621             11,785
--------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                            (94,088)           101,036            (31,464)          (135,191)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                1,090,485            989,449            327,318            462,509
                                                    ----------------------------------------------------------------------
     End of Period                                    $   996,397        $ 1,090,485        $   295,854        $   327,318
==========================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                 6,360             15,493              9,826             17,750
     Issued in Lieu of Cash Distributions                     139              3,106                106                750
     Redeemed                                              (8,134)            12,742)            (6,269)           (17,263)
                                                    ----------------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                          (1,635)             5,857              3,663              1,237
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                HEALTH CARE                        UTILITIES INCOME
                                                                 PORTFOLIO                            PORTFOLIO
                                                    --------------------------------      --------------------------------
                                                       SIX MONTHS               YEAR         SIX MONTHS               YEAR
                                                            ENDED              ENDED              ENDED              ENDED
                                                    JUL. 31, 1998      JAN. 31, 1998      JUL. 31, 1998      JAN. 31, 1998
                                                            (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                            $    38,846        $    48,482        $    13,698        $    26,745
     Realized Net Gain (Loss)                              27,286            171,361             42,751             22,544
     Change in Unrealized Appreciation
          (Depreciation)                                  783,183            666,900            (20,830)            79,184
                                                    ----------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                  849,315            886,743             35,619            128,473
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                 (4,820)           (46,289)           (13,790)           (27,443)
     Realized Capital Gain                                (83,297)          (121,343)            (7,070)           (11,501)
                                                    ----------------------------------------------------------------------
          Total Distributions                             (88,117)          (167,632)           (20,860)           (38,944)
                                                    ----------------------------------------------------------------------
NET EQUALIZATION CREDITS (CHARGES)--Note A                     --                 --                273               (644)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                             1,601,252          1,378,304             87,609            105,388
     Issued in Lieu of Cash Distributions                  84,296            160,547             17,201             31,731
     Redeemed                                            (217,246)          (384,219)           (74,357)          (170,921)
                                                    ----------------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                       1,468,302          1,154,632             30,453            (33,802)
--------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                          2,229,500          1,873,743             45,485             55,083
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                4,719,819          2,846,076            698,937            643,854
                                                    ----------------------------------------------------------------------
     End of Period                                    $ 6,949,319        $ 4,719,819        $   744,422        $   698,937
==========================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                19,313             20,122              5,707              7,656
     Issued in Lieu of Cash Distributions                   1,043              2,370              1,101              2,322
     Redeemed                                              (2,637)            (5,652)            (4,852)           (13,079)
                                                    ----------------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                          17,719             16,840              1,956             (3,101)
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                           REIT INDEX
                                                                                           PORTFOLIO
                                                                               -------------------------------
                                                                                 SIX MONTHS               YEAR
                                                                                      ENDED              ENDED
                                                                              JUL. 31, 1998      JAN. 31, 1998
                                                                                       (000)              (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                      $    38,198        $    46,066
     Realized Net Gain (Loss)                                                         9,804              6,711
     Change in Unrealized Appreciation (Depreciation)                              (177,725)           104,420
                                                                               -------------------------------
          Net Increase (Decrease) in Net Assets Resulting from Operations          (129,723)           157,197
                                                                               -------------------------------
DISTRIBUTIONS
     Net Investment Income                                                          (29,202)           (46,253)
     Realized Capital Gain                                                               --             (6,711)
     Return of Capital                                                                   --             (7,411)
                                                                               -------------------------------
          Total Distributions                                                       (29,202)           (60,375)
                                                                               -------------------------------
NET EQUALIZATION CREDITS (CHARGES)--Note A                                               --                 --
                                                                               -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                         221,082            637,888
     Issued in Lieu of Cash Distributions                                            26,227             52,704
     Redeemed                                                                      (295,439)          (125,350)
                                                                               -------------------------------
          Net Increase (Decrease) from Capital Share Transactions                   (48,130)           565,242
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                                     (207,055)           662,064
--------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                          1,316,732            654,668
                                                                               -------------------------------
     End of Period                                                              $ 1,109,677        $ 1,316,732
==============================================================================================================
(1)Shares Issued (Redeemed)
     Issued                                                                          16,221             48,033
     Issued in Lieu of Cash Distributions                                             1,995              3,915
     Redeemed  (21,965)                                                             (21,965)            (9,538)
                                                                               -------------------------------
          Net Increase (Decrease) in Shares Outstanding                              (3,749)            42,410
==============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; how much it costs to operate the portfolio; and the extent to which the portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                        ENERGY PORTFOLIO
                                                                                     YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED   --------------------------------------------------------
THROUGHOUT EACH PERIOD                                 JULY 31, 1998     1998          1997     1996         1995        1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $22.68     $23.44       $17.19     $13.82      $ 15.77     $13.82
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .17        .32          .25        .27          .23        .31
     Net Realized and Unrealized Gain (Loss)
          on Investments                                      (1.31)       .57         6.64       3.68        (1.65)      3.31
                                                              -----------------------------------------------------------------
          Total from Investment Operations                    (1.14)       .89         6.89       3.95        (1.42)      3.62
                                                              -----------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.02)      (.32)        (.24)      (.28)        (.24)      (.29)
     Distributions from Realized Capital Gains                 (.06)     (1.33)        (.40)      (.30)        (.29)     (1.38)
                                                              -----------------------------------------------------------------
          Total Distributions                                  (.08)     (1.65)        (.64)      (.58)        (.53)     (1.67)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $21.46     $22.68       $23.44     $17.19      $ 13.82     $15.77
===============================================================================================================================

TOTAL RETURN*                                                -5.08%      3.80%       40.32%     28.68%       -9.15%     27.31%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                      $996     $1,090       $  989     $  505      $   433     $  339
     Ratio of Total Expenses to
          Average Net Assets                                0.42%**      0.38%        0.39%      0.51%        0.30%      0.17%
     Ratio of Net Investment Income to
          Average Net Assets                                1.48%**      1.36%        1.36%      1.55%        1.66%      1.87%
     Portfolio Turnover Rate                                  12%**        19%          15%        21%          13%        41%
-------------------------------------------------------------------------------------------------------------------------------

* Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        GOLD & PRECIOUS METALS PORTFOLIO
                                                                                              YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED       ------------------------------------------------------
THROUGHOUT EACH PERIOD                                 JULY 31, 1998          1998       1997        1996       1995        1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $7.53         $10.94     $14.07      $10.71     $13.58     $  7.29
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .06            .14        .13         .17        .27         .20
     Net Realized and Unrealized Gain (Loss)
          on Investments                                      (1.30)         (3.42)     (2.98)       3.36      (2.83)       6.30
                                                      ---------------------------------------------------------------------------
          Total from Investment Operations                    (1.24)         (3.28)      2.85)       3.53      (2.56)       6.50
                                                      ---------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.02)          (.13)      (.21)       (.17)      (.31)       (.21)
     Distributions from Realized Capital Gains                   --             --       (.07)         --         --          --
                                                      ---------------------------------------------------------------------------
          Total Distributions                                  (.02)          (.13)      (.28)       (.17)      (.31)       (.21)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.27        $  7.53     $10.94      $14.07     $10.71      $13.58
=================================================================================================================================

TOTAL RETURN*                                                -16.52%       -29.85%    -20.51%      33.24%    -19.20%      89.24%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                      $296           $327       $463        $648       $531        $613
     Ratio of Total Expenses to
          Average Net Assets                                0.80%**          0.62%      0.50%       0.60%      0.25%       0.26%
     Ratio of Net Investment Income to
          Average Net Assets                                1.43%**          1.41%      1.07%       1.38%      2.04%       2.04%
     Portfolio Turnover Rate                                  26%**            26%        19%          5%         4%         14%
---------------------------------------------------------------------------------------------------------------------------------

* Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             HEALTH CARE PORTFOLIO
                                                                                             YEAR ENDED JANUARY 31,
                                                                           ------------------------------------------------------
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                                 JULY 31, 1998          1998       1997        1996       1995        1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $74.02         $60.65     $52.09      $37.01     $36.51      $32.66
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .48            .80        .71         .61        .55         .79
     Net Realized and Unrealized Gain (Loss)
          on Investments                                      12.06          15.49       9.88       16.06       2.83        5.79
                                                             --------------------------------------------------------------------
          Total from Investment Operations                    12.54          16.29      10.59       16.67       3.38        6.58
                                                             --------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.07)          (.78)      (.74)       (.57)      (.57)       (.76)
     Distributions from Realized Capital Gains                (1.21)         (2.14)     (1.29)      (1.02)      2.31)      (1.97)
                                                             --------------------------------------------------------------------
          Total Distributions                                 (1.28)         (2.92)     (2.03)      (1.59)     (2.88)      (2.73)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $85.28         $74.02     $60.65      $52.09     $37.01      $36.51
=================================================================================================================================

TOTAL RETURN*                                                17.04%         27.37%     20.65%      45.47%      9.79%      21.21%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                    $6,949         $4,720     $2,846      $1,654       $771        $638
     Ratio of Total Expenses to
          Average Net Assets                                0.38%**          0.40%      0.38%       0.46%      0.40%       0.19%
     Ratio of Net Investment Income to
          Average Net Assets                                1.31%**          1.28%      1.41%       1.57%      1.58%       2.37%
     Portfolio Turnover Rate                                   4%**            10%         7%         13%        25%         19%
---------------------------------------------------------------------------------------------------------------------------------

* Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           UTILITIES INCOME PORTFOLIO
                                                                                              YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED       ------------------------------------------------------
THROUGHOUT EACH PERIOD                                 JULY 31, 1998          1998       1997        1996       1995        1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.97         $12.93     $12.84      $10.42     $11.67      $11.18
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .29            .58        .58         .56        .56         .57
     Net Realized and Unrealized Gain (Loss)
          on Investments                                        .48           2.32        .09        2.42       1.10)        .88
                                                             --------------------------------------------------------------------
          Total from Investment Operations                      .77           2.90        .67        2.98       (.54)      1.45
                                                             --------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.29)          (.60)      (.56)       (.56)      (.59)       (.56)
     Distributions from Realized Capital Gains                 (.15)          (.26)      (.02)         --       (.12)       (.40)
                                                             --------------------------------------------------------------------
          Total Distributions                                  (.44)          (.86)      (.58)       (.56)      (.71)       (.96)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $15.30         $14.97     $12.93      $12.84     $10.42      $11.67
=================================================================================================================================

TOTAL RETURN                                                   5.08%        23.17%      5.51%      29.47%     -4.47%      13.08%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                      $744           $699       $644        $781       $593        $738
     Ratio of Total Expenses to
          Average Net Assets                                 0.40%*          0.44%      0.40%       0.44%      0.50%       0.42%
     Ratio of Net Investment Income to
          Average Net Assets                                 3.71%*          4.30%      4.63%       4.88%      5.43%       4.82%
     Portfolio Turnover Rate                                   73%*            41%        38%         35%        35%         46%
---------------------------------------------------------------------------------------------------------------------------------

*Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           REIT INDEX PORTFOLIO
                                                                           SIX MONTHS ENDED      YEAR ENDED    MAY 13, 1996,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                JUL. 31, 1998   JAN. 31, 1998        JAN. 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $13.98          $12.64              $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                              .42            .590                 .341
     Net Realized and Unrealized Gain (Loss) on Investments                           (1.81)          1.520                2.659
                                                                                     --------------------------------------------
          Total from Investment Operations                                            (1.39)          2.110                3.000
                                                                                     --------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                              (.32)          (.590)               (.341)
     Distributions from Realized Capital Gains                                           --           (.086)               (.005)
     Return of Capital                                                                   --           (.094)               (.014)
                                                                                     --------------------------------------------
          Total Distributions                                                          (.32)          (.770)               (.360)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $12.27          $13.98              $12.64
=================================================================================================================================

TOTAL RETURN**                                                                      -10.08%          17.08%               30.33%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                            $1,110          $1,317                $655
     Ratio of Total Expenses to Average Net Assets                                   0.26%+           0.24%              0.36%+
     Ratio of Net Investment Income to Average Net Assets                            6.13%+           4.66%              5.55%+
     Portfolio Turnover Rate                                                           36%+              2%                  0%
--------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.

** Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

+ Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Portfolios is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Energy, Gold & Precious Metals, Health Care, Utilities Income, and REIT Index Portfolios. The Energy, Gold & Precious Metals, Health Care, and Utilities Income Portfolios may invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. Certain investments of the Utilities Income Portfolio are in debt instruments for which the issuers' abilities to meet their obligations may be affected by economic developments in the utilities industry.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

        2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
        Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

        3. EQUALIZATION: The Utilities Income Portfolio follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

        4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Wellington Management Company, LLP, provides investment advisory services to the Energy, Health Care, and Utilities Income Portfolios for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1998, the investment advisory fees of the Energy, Health Care, and Utilities Income Portfolios each represented an effective annual rate of 0.07% of average net assets.

        M&G Investment Management Ltd. provides investment advisory services to the Gold & Precious Metals Portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1998, the investment advisory fee represented an effective annual rate of 0.22% of the portfolio's average net assets.

        The Vanguard Group furnishes investment advisory services to the REIT Index Portfolio on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the Board of Trustees.

        Vanguard has asked the fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the six months ended July 31, 1998, directed brokerage arrangements reduced expenses by:

-----------------------------------------------------------------
                          EXPENSE       EXPENSE REDUCTION
                         REDUCTION       AS A PERCENT OF
PORTFOLIO                  (000)       AVERAGE NET ASSETS
-----------------------------------------------------------------
Energy                      $015               --
Health Care                  129               --
Utilities Income              82            0.02%*
-----------------------------------------------------------------

*Annualized.

        At July 31, 1998, the fund had contributed capital aggregating $1,932,000 to Vanguard (included in Other Assets), representing 2.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended July 31, 1998, purchases and sales of investment securities other than temporary cash investments were:


-----------------------------------------------------------------
                                              (000)
                          ---------------------------------------
PORTFOLIO                    PURCHASES                    SALES
-----------------------------------------------------------------
Energy                    $     63,084                $  90,201
Gold & Precious Metals          72,034                   41,250
Health Care                  1,068,259                   93,668
Utilities Income               280,967                  262,195
REIT Index                     221,806                  255,681
-----------------------------------------------------------------

E. At July 31, 1998, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

----------------------------------------------------------------------------------------------------------------
                                                                                        (000)
                                              ------------------------------------------------------------------
                                                                                                 NET UNREALIZED
                                              APPRECIATED                DEPRECIATED               APPRECIATION
PORTFOLIO                                     SECURITIES                 SECURITIES               (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Energy                                        $   195,995                $   (61,968)              $    134,027
Gold & Precious Metals*                            31,090                   (164,716)                  (133,626)
Health Care                                     2,554,399                   (244,587)                 2,309,812
Utilities Income                                  144,620                     (2,805)                   141,815
REIT Index                                         56,687                    (66,696)                   (10,009)
----------------------------------------------------------------------------------------------------------------

*See Note F.

        At July 31, 1998, net unrealized foreign currency losses resulting from the translation of other assets and liabilities were as follows:


----------------------------------------------------------------------------------------------------------------
                                                                                               (000)
                                                                                       -------------------------
                                                                                            NET UNREALIZED
PORTFOLIO                                                                               FOREIGN CURRENCY LOSSES
----------------------------------------------------------------------------------------------------------------
Gold & Precious Metals                                                                          $(2)
Health Care                                                                                      (1)
----------------------------------------------------------------------------------------------------------------

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        During the six months ended July 31, 1998, the portfolios realized net foreign currency gains (losses) that increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income as follows:


----------------------------------------------------------------------------------------------------------------
                                                                                               (000)
                                                                                --------------------------------
                                                                                INCREASE (DECREASE) UNDISTRIBUTED
PORTFOLIO                                                                              NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------
Energy                                                                                       $  (13)
Gold & Precious Metals                                                                           29
Health Care                                                                                    (245)
----------------------------------------------------------------------------------------------------------------

        Gold & Precious Metals Portfolio: At January 31, 1998, the Gold & Precious Metals Portfolio had available realized losses of $53,432,000 to offset future net capital gains of $2,873,000 through January 31, 2005, $19,472,000 through January 31, 2006, and $31,087,000 through January 31, 2007. Certain of the portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. The cumulative total of distributions related to passive foreign investment company holdings at July 31, 1998, was $4,504,000, and is reflected in the balance of overdistributed net investment income.

G. The market value of securities on loan to brokers/dealers at July 31, 1998, and collateral received with respect to such loans were:

---------------------------------------------------------------------------------------------------------------
                                                                                          (000)
                                                                       -----------------------------------------
                                                                        MARKET VALUE                   CASH
                                                                          OF LOANED                 COLLATERAL
PORTFOLIO                                                                SECURITIES                  RECEIVED
---------------------------------------------------------------------------------------------------------------
Energy                                                                      $  7,095                  $  7,480
Gold & Precious Metals                                                         6,302                     6,750
Health Care                                                                   48,581                    52,083
Utilities Income                                                              12,043                    12,780
REIT Index                                                                     8,175                     8,709
---------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
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Index Trust
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    Growth Portfolio
    Mid Capitalization Stock
      Portfolio
    Small Capitalization Growth
      Stock Portfolio
    Small Capitalization Stock
      Portfolio
    Small Capitalization Value
      Stock Portfolio
    Total Stock Market Portfolio
    Value Portfolio
Institutional Index Fund
International Equity Index Fund
    Emerging Markets Portfolio
    European Portfolio
    Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
    Energy Portfolio
    Gold & Precious Metals
      Portfolio
    Health Care Portfolio
    REIT Index Portfolio
    Utilities Income Portfolio
Tax-Managed Fund
    Capital Appreciation
      Portfolio
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Total International Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
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    (CA, NJ, NY, OH, PA)
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BOND FUNDS
Admiral Funds
    Intermediate-Term U.S.
      Treasury Portfolio
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      Portfolio
    Short-Term U.S. Treasury
      Portfolio
Bond Index Fund
    Intermediate-Term Bond
      Portfolio
    Long-Term Bond Portfolio
    Short-Term Bond Portfolio
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Fixed Income Securities Fund
    GNMA Portfolio
    High Yield Corporate Portfolio
    Intermediate-Term Corporate
      Portfolio
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term Corporate
      Portfolio
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      Portfolio
    Short-Term Corporate
      Portfolio
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    Short-Term U.S. Treasury
      Portfolio
Municipal Bond Fund
    High-Yield Portfolio
    Insured Long-Term Portfolio
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    Limited-Term Portfolio
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Preferred Stock Fund
State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
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    Global Asset Allocation
      Portfolio
LifeStrategy Portfolios
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      Portfolio
    Growth Portfolio
    Income Portfolio
    Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
    Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q512-7/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.


[THE VANGUARD GROUP LOGO]

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